SCHEDULE 14A INFORMATION

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VENTRUS BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Dear Fellow Ventrus Stockholders:

I would like to start by thanking you for your continued interest in and support of Ventrus. Since the Phase 3 trial for VEN 307 was completed (a meeting has been scheduled with FDA on June 19, 2014 to discuss the potential filing of our NDA), our board and management have been focused on searching for an asset that will boost shareholder value. I am pleased to report that not only have we discovered a truly exciting asset with a large market potential but we have also found a team with a proven track record to drive to success in this exciting area.  However, before we can proceed with transforming our company, we are asking you to make some important decisions.  The board and I strongly believe that the proposal before you of merging with Assembly Pharmaceuticals (Assembly) could positively impact the future of your investment in Ventrus and we ask you to consider these matters carefully.

The accompanying proxy statement sets out the matters you are being asked to vote on, four of which we believe will set the stage for our strategic plan and which I address below.

Issuance of shares of stock to merge with Assembly Pharmaceuticals

The proposed merger of Assembly will transform our Company into one focused on developing therapeutics for the treatment of infections caused by the Hepatitis B virus (HBV), a highly debilitating disease, and on our existing program for the oral delivery of novel therapeutics for other difficult to treat illnesses. By approving the issuance of shares in the Assembly merger, you will help our strategic plan to bring to market better treatments for the 350 million people worldwide suffering from HBV infection. Assembly and its team of scientists have discovered novel, first in class small molecules for the treatment, and, potentially, the cure, of HBV. We believe that the very low cure rate from the current treatments of HBV is a serious unmet medical need, and that a product that could offer higher cure rates, presents a major potential commercial opportunity for us. In addition, our in-licensed rights to our microbiome therapeutics program provide multiple opportunities for developing novel oral therapeutics for the treatment of infectious diseases and other indications involving the gastro-intestinal tract.

Approval of reverse stock split and name change

Through the reverse stock split we aim to increase our stock price so that it is more attractive to a broader range of investors, including professional investors, institutional investors and the general investing public. Our Board believes that the anticipated increased stock price resulting from the reverse stock split may generate additional interest and trading in our common stock, promote greater liquidity for our stockholders, and create a broader market for our common stock. In addition, the reverse stock split will provide a greater number of available shares of our common stock in the future for financings.

The proposed changing of our name to “Assembly Biosciences, Inc.” reflects the importance of the Assembly transaction and Assembly’s intellectual property to our strategic plan, and is congruent with our commitment to developing the therapeutic possibilities of our current human microbiome project. Along with the name change, we will also change our trading symbol to “ASMB” on the NASDAQ Capital Market.

Election of Directors

With the Company in the midst of executing its strategy to generate long-term value for stockholders, your support for our Board of Directors is critical. Your proposed Board consists of experienced individuals with diverse backgrounds, carefully selected for the unique expertise they bring to the Board. From your current Board members, four have been re-nominated (Dr. Ellison as chair and three of our independent directors). We also are pleased to nominate as directors, Dr. Richard DiMarchi and Derek Small of Assembly, and Dr. Bill Ringo, most recently Senior Vice President of Strategy and Business Development for Pfizer, who is familiar with the Assembly technology. Each of these three men has a wealth of either pharmaceutical development experience or medical expertise that will be of great assistance to the execution of our strategic plan. Details on all director nominees are in the accompanying proxy statement.

Approval of 2014 Equity Incentive Plan

We expect to grow our Company as we continue our product development, especially with the merger of Assembly Pharmaceuticals. In order to attract and retain the services of employees, consultants and directors, we believe it will be necessary to grant equity awards to our current and new employees, directors and consultants. Your Board of Directors believes that the shares of common stock currently available for issuance under our existing equity plan are potentially insufficient to accomplish this goal. The 2014 Equity Incentive Plan is proposed to provide the needed equity to continue advancing our strategic plan.

I look forward to communicating with you in the near future with more news about our progress, including the completion of the planned merger of Assembly Pharmaceuticals. Thank you for your continued support of Ventrus.

Sincerely,

Russell H. Ellison, MD

Ventrus Chairman and Chief Executive Officer

VENTRUS BIOSCIENCES, INC.

99 Hudson Street, 5th Floor

New York, New York 10013

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held July 9, 2014

To The Stockholders of Ventrus Biosciences, Inc.:

The Annual Meeting of Stockholders of Ventrus Biosciences, Inc., a Delaware corporation, will be held at our headquarters at 99 Hudson Street, 5th Floor, New York, New York, on Wednesday, July 9, 2014 at 10:00 a.m. for the following purposes:

•	to approve the issuance of 20,322,760 shares our of common stock and options to purchase 2,829,740 shares of our common stock in connection with the acquisition of Assembly Pharmaceuticals, Inc. (“Assembly”);

•	to approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio of one-for-five (1:5) and to change the name of our company to “Assembly Biosciences, Inc.”;

•	to elect seven directors to serve for one-year terms expiring in 2015;

•	to approve our 2014 Stock Incentive Plan;

•	to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and

•	to act upon such other matters that may properly come before the meeting or any adjournment thereof.

These matters are more fully described in the attached proxy statement.

The Board of Directors has fixed the close of business on May 14, 2014 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof.

You are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, please mark, sign, date and return the enclosed proxy as promptly as possible in the enclosed postage-prepaid envelope. If you attend the meeting you may vote in person, even if you returned a proxy.

Our proxy statement and proxy are enclosed, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

IMPORTANT — YOUR PROXY IS ENCLOSED

Whether or not you plan to attend the meeting, please execute and promptly return the enclosed proxy in the enclosed envelope. No postage is required for mailing in the United States.

By Order of the Board of Directors

Russell H. Ellison
President and Chief Executive Officer

New York, New York

_____, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 9, 2014: This proxy statement and our 2013 Annual Report to Stockholders are available at: www.ventrusbio.com. Scroll to the bottom of the home page and click on the “Proxy Statement” icon.

VENTRUS BIOSCIENCES, INC.

99 Hudson Street, 5th Floor

New York, New York 10013

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

JULY 9, 2014

INFORMATION CONCERNING SOLICITATION AND VOTING

We are furnishing this proxy statement to the holders of our common stock in connection with the solicitation of proxies on behalf of the Board of Directors for use at our Annual Meeting of Stockholders to be held at our headquarters at 99 Hudson Street, 5th Floor, New York, New York, at 10:00 a.m. on Wednesday, July 9, 2014, and any adjournment thereof. We will bear the cost of soliciting proxies. In addition to solicitation of proxies by mail, our employees, without extra remuneration, may solicit proxies personally or by telephone. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto. The mailing address of our principal executive offices is 99 Hudson Street, 5th Floor, New York, New York 10013.

We mailed these proxy materials on or about ______, 2014 to our stockholders of record and beneficial owners as of May 14, 2014, the record date for the meeting.

Annual Report on Form 10-K

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 as filed with the SEC is accessible free of charge on our website at http://proxy.ventrusbio.com. It contains audited financial statements covering our fiscal years ended December 31, 2013 and 2012. You can request a copy of our Annual Report on Form 10-K free of charge by calling 1-646-706-5208 or sending an e-mail to dbarrett@ventrusbio.com. Please include your contact information with the request. The Form 10-K, without exhibits, is included in the 2013 Annual Report to Stockholders that accompanies this proxy statement.

Revocability of Proxies

Any stockholder giving a proxy has the power to revoke it at any time before it is voted by giving a later proxy or written notice to us at the address given above (Attention: David Barrett, Corporate Secretary), or by attending the meeting and voting in person.

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Voting

When a proxy is properly executed and returned (and not subsequently properly revoked), the shares it represents will be voted in accordance with the directions indicated thereon, or, if no direction is indicated thereon, it will be voted:

(1)	to approve the issuance of 20,322,760 shares our of common stock and options to purchase 2,829,740 shares of our common stock, referred to collectively as the “Merger Shares”, in connection with the acquisition of Assembly Pharmaceuticals, Inc. (“Assembly”);

(2)	to approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio of one-for-five (1:5) and to change the name of our company to “Assembly Biosciences, Inc.”;

(3)	FOR the election of the seven director nominees identified herein;

(4)	FOR approval of our 2014 Stock Incentive Plan;

(5)	FOR ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and

(6)	in the discretion of the proxies with respect to any other matters properly brought before the stockholders at the meeting.

Consistent with state law and our bylaws, the presence, in person or by proxy, of at least a majority of the shares entitled to vote at the Annual Meeting will constitute a quorum for purposes of voting on a particular matter at the Annual Meeting. Once a share is represented for any purpose at the Annual Meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof unless a new record date is set for the adjournment. Shares held of record by stockholders or their nominees who do not vote by proxy or attend the Annual Meeting in person will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Signed proxies that withhold authority or reflect abstentions or “broker non-votes” will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are proxies received from brokerage firms or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to non-routine matters.

Assuming the presence of a quorum at the Annual Meeting:

•	The election of directors will be determined by a plurality of the votes cast at the Annual Meeting. This means that the seven nominees receiving the highest number of “FOR” votes will be elected as directors. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the proposal to elect directors.

•	The approval of the issuance of 23,152,500 Merger Shares in connection with the acquisition of Assembly, the approval of our 2014 Stock Incentive Plan, and the ratification of the appointment of our independent registered public accounting firm require the affirmative vote of the holders of a majority of the shares of our common stock present or represented and entitled to vote on the proposal. Abstentions and broker non-votes are not treated as votes cast, and therefore will have no effect on these proposals.

•	The approval of an amendment to our Amended and Restated Certificate of Incorporation to effect a one-for-five reverse stock split of our issued and outstanding common stock and to change the name of our company to “Assembly Biosciences, Inc.” requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to be voted at the meeting. Abstentions and broker non-votes are not treated as votes cast, and therefore will have the effect of a vote against this proposal.

With respect to “routine” matters, such as the ratification of the selection of our independent registered public accounting firm, a bank, brokerage firm, or other nominee has the authority (but is not required) under the rules governing self-regulatory organizations (the “SRO rules”), including NASDAQ, to vote its clients’ shares if the clients do not provide instructions. When a bank, brokerage firm, or other nominee votes its clients’ shares on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted FOR, AGAINST or ABSTAINING with respect to such routine matters.

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With respect to “non-routine” matters, such as the election of directors, the approval of the issuance of 23,152,500 Merger Shares in connection with the acquisition of Assembly, the approval of an amendment to our Amended and Restated Certificate of Incorporation to effect a one-for-five reverse stock split of our issued and outstanding common stock and to change the name of our company to “Assembly Biosciences, Inc.”, and the approval of our 2014 Stock Incentive Plan, a bank, brokerage firm, or other nominee is not permitted under the SRO rules to vote its clients’ shares if the clients do not provide instructions. The bank, brokerage firm, or other nominee will so note on the voting instruction form, and this constitutes a “broker non-vote.” “Broker non-votes” will be counted for purposes of establishing a quorum to conduct business at the meeting, but not for determining the number of shares voted FOR, AGAINST, ABSTAINING or WITHHELD FROM with respect to the following non-routine matters: the approval of the issuance of 23,152,500 Merger Shares in connection with the acquisition of Assembly, and the approval of our 2014 Stock Incentive Plan. “Broker non-votes” will be counted for determining the number of shares voted FOR, AGAINST, ABSTAINING or WITHHELD FROM with respect to the following non-routine matter: the approval of an amendment to our Amended and Restated Certificate of Incorporation to effect a one-for-five reverse stock split of our issued and outstanding common stock and to change the name of our company to “Assembly Biosciences, Inc.”

In summary, if you do not vote your proxy, your bank, brokerage firm, or other nominee may either:

•	vote your shares on routine matters and cast a “broker non-vote” on non-routine matters; or

•	leave your shares unvoted altogether.

We encourage you to provide instructions to your bank, brokerage firm, or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the Annual Meeting.

Because your vote on the ratification of the appointment of our independent registered public accounting firm is advisory, it will not be binding on our Board or our company. However, the Board and the Audit Committee will consider the outcome of the vote when making future decisions regarding the selection of our independent registered public accounting firm.

Record Date

Only the holders of record of our common stock at the close of business on the record date, May 14, 2014, are entitled to notice of and to vote at the meeting. On the record date, 23,396,259 shares of our common stock were outstanding. Stockholders are entitled to one vote for each share of common stock held on the record date.

Admission to the Meeting

Admission to the meeting will be limited to our stockholders of record, persons holding proxies from our stockholders and beneficial owners of our common stock. If your shares are registered in your name, we will verify your ownership at the meeting in our list of stockholders as of the record date. If your shares are held through a broker, bank or other nominee, you must bring proof of your ownership of the shares. This could consist of, for example, a bank or brokerage firm account statement or a letter from your bank or broker confirming your ownership as of the record date.

Delivery of Documents to Stockholders Sharing an Address

The SEC has adopted rules that permit companies to deliver a single Notice of Internet Availability or a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. Upon request, we will promptly deliver a separate Notice of Internet Availability or separate copy of proxy materials to one or more stockholders at a shared address to which a single Notice of Internet Availability or a single copy of proxy materials was delivered. Stockholders may request a separate Notice of Internet Availability or separate copy of proxy materials by contacting our Corporate Secretary either by calling 1-646-706-5208 or by mailing a request to 99 Hudson Street, 5th Floor, New York, New York 10013. Stockholders at a shared address who receive multiple Notices of Internet Availability or multiple copies of proxy materials may request to receive a single Notice of Internet Availability or a single copy of proxy materials in the future in the same manner as described above.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Our bylaws provide that the number of our directors is to be within a range of three to nine, with the exact number set by the Board. Our Board has set the number of directors at seven, contingent on the approval of Proposal No.1 for the issuance of 23,152,500 Merger Shares in connection with the acquisition of Assembly. In the future, the Board might decide to increase the number of directors, within the range, if suitable candidates with desired experience and expertise are found.

Independence of Directors

Because our common stock is listed on the NASDAQ Capital Market, our Board applies the NASDAQ Capital Market’s test for director independence to all of our directors. Using that test, the Board has determined that current directors Mark Auerbach, Joseph Felder, Myron Z. Holubiak and Anthony Altig are independent under the NASDAQ Marketplace Rules. Russell Ellison is not independent because he is our current Chief Executive Officer. Our Board also has determined that Richard DiMarchi, who is a director of Assembly, and William Ringo, each of whom has been nominated as a director of our company, contingent on the approval of Proposal No. 1 to approve the issuance of 23,152,500 Merger Shares in connection with the acquisition of Assembly, is currently independent under the NASDAQ Marketplace Rules. As part of such determination of independence, our Board has affirmatively determined that each of Mr. Auerbach, Mr. Holubiak, Mr. Altig, Dr. DiMarchi and Mr. Ringo does not have a relationship with our company that would interfere with the exercise of independent judgment in carrying out his responsibilities as a director.

Board Committees

Our Board has established the following three standing committees: Audit Committee; Compensation Committee; and Nominating and Governance Committee. Directors Auerbach, Holubiak and Altig are the members of the Audit Committee and the Board has determined that each of Mr. Altig and Mr. Auerbach qualifies as an “audit committee financial expert” as that term is defined in Item 407(d) of Regulation S-K promulgated by the SEC. The primary purpose of our Audit Committee is to oversee our accounting and financial reporting process and the audits of our financial statements, and our compliance with legal and regulatory requirements. In addition, our Audit Committee is responsible for reviewing and approving all related person transactions, including transactions with executive officers and directors, for potential conflicts of interests or other improprieties.

Our Compensation Committee currently comprises Mr. Auerbach, Dr. Felder and Mr. Holubiak. The primary purpose of our Compensation Committee is to discharge our Board’s responsibilities relating to compensation of our executive officers and employees and to administer our equity compensation and other benefit plans. In carrying out these responsibilities, our Compensation Committee reviews all components of executive officer and employee compensation for consistency with our Compensation Committee’s compensation philosophy, as in effect from time to time.

Our Nominating and Governance Committee comprises Dr. Felder and Mr. Holubiak. The primary purpose of our Nominating and Governance Committee is to select, and recommend to our Board, director nominees for each election of directors and recommend any corporate governance guidelines it deems appropriate.

The charters for the Audit Committee, Compensation Committee and Nominating and Governance Committee, which have been adopted by our Board of Directors, contain detailed descriptions of the committees’ duties and responsibilities and are available in the Investor Relations—Corporate Governance section of our website at www.ventrusbio.com.

Assuming the approval of Proposal No. 1 to approve the issuance of 23,152,500 Merger Shares in connection with the acquisition of Assembly and the subsequent closing of the acquisition, our Board will appoint each of Dr. DiMarchi and Mr. Ringo to one or more of the Board committees.

Selection of Board Nominees

In fulfilling its responsibilities to select, and recommend to our Board, director nominees for each election of directors, our Nominating and Governance Committee will consider the following factors:

•	the appropriate size of our Board and its committees;

•	the perceived needs of our Board for particular skills, background and business experience;

•	the skills, background, reputation, and business experience of nominees compared to the skills, background, reputation, and business experience already possessed by other Board members;

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•	nominees’ independence from management; and

•	applicable regulatory and listing requirements, including independence requirements and legal considerations.

The goal of our Nominating and Governance Committee is to assemble a Board that brings to our company a variety of perspectives and skills derived from high-quality business and professional experience. Directors should possess high personal and professional ethics, integrity and values, and be committed to representing the best interests of our stockholders. They must also have an inquisitive and objective perspective and mature judgment. While it does not have a specific written policy with regard to the consideration of diversity in identifying director nominees, the Committee does consider diversity to be an additional desirable characteristic in potential nominees. Director candidates, in the judgment of our Nominating and Governance Committee, must also have sufficient time available to perform all Board and committee responsibilities. Board members are expected to prepare for, attend and participate in all Board and applicable committee meetings.

Other than the foregoing, there are no stated minimum criteria for director nominees, although our Nominating and Governance Committee may also consider such other factors as it may deem, from time to time, to be in the best interests of the company and our stockholders.

Our Nominating and Governance Committee will annually evaluate our Board members who are willing to continue in service against the criteria set forth above in determining whether to recommend these directors for re-election.

Candidates for nomination as director may come to the attention of our Nominating and Governance Committee from time to time through incumbent directors, management, stockholders or third parties. These candidates may be considered at meetings of our Nominating and Governance Committee at any point during the year. Such candidates will be evaluated against the criteria set forth above. If our Nominating and Governance Committee believes at any time that it is desirable that our Board consider additional candidates for nomination, the Committee may poll directors and management for suggestions or conduct research to identify possible candidates and may, if our Nominating and Governance Committee believes it is appropriate, engage a third-party search firm to assist in identifying qualified candidates.

Our Nominating and Governance Committee’s policy will be to evaluate any recommendation for director nominee proposed by a stockholder and our bylaws also permit stockholders to nominate directors for consideration at an annual meeting, subject to certain conditions. Any recommendation for director nominee must be submitted in writing to:

Ventrus Biosciences, Inc.

Attention: Corporate Secretary

99 Hudson Street, 5th Floor

New York, New York 10013

Our bylaws require that any director nomination made by a stockholder for consideration at an annual meeting must be received in writing not more than 90 days nor less than 60 days in advance of the meeting, and at a special meeting called for the purpose of the election of directors not later than the close of business on the 10th business day following the date on which notice of such meeting is first given to our stockholders.

Each written notice containing a stockholder nomination of a director at an annual or special meeting must include:

•	the name and address of the stockholder who intends to make the nomination and any stockholder associated with such stockholder, and the name and residence address of the person or persons to be nominated;

•	the class and number of shares that are beneficially owned by the stockholder and any associated stockholder;

•	a representation that the stockholder is a holder of record of stock entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

•	a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

•	such other information regarding each nominee proposed by such stockholder as would be required to be disclosed in solicitations of proxies for election of directors, or as would otherwise be required, in each case pursuant to Regulation 14A under the Exchange Act including any information that would be required to be included in a proxy statement filed pursuant to Regulation 14A had the nominee been nominated by the board of directors;

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•	the written consent of each nominee to be named in a proxy statement and to serve as director of the corporation if so elected;

•	whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder or any associated stockholder with respect to any share of our common stock; and

•	to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder’s notice.

Board of Director Meetings

The business of our company is under the general oversight of the Board as provided by the laws of Delaware and our bylaws. During the fiscal year ended December 31, 2013, the Board held eight meetings and also conducted business by written consent, the Audit Committee held four meetings, the Compensation Committee held three meetings and the Nominating and Governance Committee held no meetings. Each person who was a director during 2013 attended at least 75% of the Board meetings and the meetings of the committees on which he served.

We strongly encourage all of our directors to attend our annual meetings of stockholders. All of our directors attended last year’s Annual Meeting.

Risk Oversight

Our Board is led by our Chairman, Dr. Russell Ellison. The Board believes that having our CEO serve as Chairman of the Board is suitable for our company at its present stage. Dr. Ellison possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing our company and its business, and is well positioned to develop agendas that ensure the Board’s time and attention are focused on the most critical matters. Furthermore, the Board believes that having our CEO serve as Chairman of the Board strengthens his ability to develop and implement strategic initiatives and respond efficiently to various situations. The Board is aware of potential conflicts that might arise when an employee chairs the Board, but believes these potential conflicts are offset by the fact that independent directors comprise each of the Board’s committees and the remainder of the Board. Additionally, the Board believes Dr. Ellison’s combined role enables decisive leadership and ensures clear accountability.

The Board has appointed Myron Holubiak to serve as the lead independent director of the Board. The lead independent director has the duty and responsibility of serving as a liaison between the non-management Board members and Dr. Ellison. The Board believes the combined role of Chairman and Chief Executive Officer, together with an independent lead director acting as a liaison, is in the best interest of stockholders at this time because it provides the appropriate balance between strategic development and independent oversight of management.

Our Board is responsible for our company’s risk oversight and has delegated that role to the Audit Committee. In fulfilling that role, the Committee focuses on our general risk management strategy, the most significant risks facing our company, and ensures that appropriate risk mitigation strategies are implemented by management. The Audit Committee regularly reports to the full Board as appropriate on its efforts at risk oversight, and will report any matter that rises to the level of a material or enterprise level risk. The Compensation Committee oversees risks related to our compensation and benefit plans and policies to ensure sound pay practices that do not cause risks to arise that are reasonably likely to have a material adverse effect on our company.

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PROPOSAL 1 – APPROVAL OF ISSUANCE OF COMMON STOCK IN

CONNECTION WITH ASSEMBLY PHARMACEUTICALS, INC. ACQUISITION

The Proposal

Our Board is seeking the approval of our stockholders of the issuance of 20,322,760 shares of our common stock and options to purchase 2,289,740 shares of our common stock to stockholders of Assembly Pharmaceuticals, Inc., or Assembly, pursuant to the Agreement and Plan of Merger among us, our wholly owned subsidiary, Assembly Acquisition, Inc., and Assembly dated May 16, 2014, or the Merger Agreement.

The 23,152,500 shares to be issued or covered by options in the Assembly acquisition does not give effect to the proposed one-for-five reverse stock split that is the subject of Proposal 2. At the time of issuance, 20,322,760 of the shares will be issued common stock and 2,829,740 shares will be shares underlying stock options of Assembly assumed in the transaction, which we refer to collectively as the Merger Shares. The reverse stock split, if approved, will be effected immediately prior to the closing of the Assembly acquisition, which would result in an aggregate of 4,630,500 shares, including options, being issued to Assembly stockholders and option holders.

Assembly Acquisition and Issuance of Shares – General

On May 16, 2014, we entered into the Merger Agreement with Assembly pursuant to which we will merge our wholly owned subsidiary, Assembly Acquisition, Inc., into Assembly and acquire all of the outstanding equity of Assembly. Assembly, a virology-focused biopharmaceutical company, is focused on the discovery and development of novel, first in class small molecules for the treatment, and potentially the cure, of chronic Hepatitis B infection, or HBV. The company was founded by leaders in the field of HBV therapeutics, and highly experienced drug discovery and development professionals. Through our acquisition of Assembly, we will acquire Assembly’s technology and will integrate our combined teams, which are complementary in skill sets. We believe that the worldwide prevalence of chronic HBV infection of 350 million people, the very low functional cure rate from the current treatments of HBV, and a pipeline that could offer higher cure rates, present a major potential commercial opportunity.

Pursuant to the Merger Agreement, we will issue 23,152,500 Merger Shares to the Assembly stockholdersand option holders on the closing date of the acquisition, which is planned for July 10, 2014. The Merger Shares will represent approximately 49% of our outstanding shares of common stock immediately after the Assembly acquisition. The Merger Shares represent approximately 99% of the 23,396,259 shares of our common stock outstanding on May 16, 2014. Pursuant to rules of the NASDAQ Capital Market, on which our common stock is listed, we are required to obtain the approval of our stockholders to deliver the Merger Shares, as described below. Because the acquisition will be effected through the merger of Assembly into our wholly-owned subsidiary established for that purpose, our stockholders are not required, and we are not asking our stockholders, to vote on the acquisition of Assembly itself.

The issuance of the Merger Shares will have no effect on the rights of our existing stockholders. Our existing stockholders will experience dilution of their investment, however, as a result of the issuance of the Merger Shares.

Our Board believes that the issuance of the Merger Shares is important, and could be beneficial to our company, because this will combine two potentially valuable portfolios that may offer important therapeutic benefits in the treatment of highly debilitating infectious diseases. The acquisition will combine our cash, potential future revenues from VEN 307 (topical diltiazem for anal fissures) and other assets, such as our microbiome therapeutics program, with Assembly’s HBV program that has the potential to generate drugs that could be curative.

The 23,152,500 Merger Shares do not give effect to the proposed one-for-five reverse stock split discussed in Proposal 2. The reverse stock split, if approved, is to be effective immediately before the Assembly acquisition. As a result, after giving effect to the reverse stock split, the number of Merger Shares to be issued in the Assembly acquisition would be 4,064,552 shares and options to purchase 565,948 shares.

Need for Stockholder Approval

Our common stock is listed on the NASDAQ Capital Market, and, as a result, we are subject to the rules of The NASDAQ Stock Market LLC. We are required to seek stockholder approval for the issuance of the Merger Shares in order to ensure compliance with Rule 5635(a) of the NASDAQ rules and the limitations set forth therein. NASDAQ Rule 5635 requires stockholder approval in connection with a stock or asset acquisition transaction involving the issuance or potential issuance by us of common stock (or securities convertible into or exercisable for our common stock) equal to 20% or more of our common stock outstanding before the issuance.

Our stockholders are being asked to approve the issuance of the Merger Shares because the Merger Shares will exceed 19.99% of the 23,396,259 shares of our common stock outstanding on May 16, 2014, the date we entered into the Merger Agreement. Under the Merger Agreement, we agreed to submit to our stockholders a proposal to approve the issuance of the Merger Shares at this Annual Meeting.

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Consequences if Proposal 1 is Approved

If Proposal 1 is approved by our stockholders, we will issue the Merger Shares upon the closing of the acquisition, scheduled for July 9, 2014, and will combine our and Assembly’s programs, product pipelines and teams. In such event, our existing stockholders will incur dilution to their voting and economic interests and will own a smaller percentage of our outstanding common stock.

Consequences if Proposal 1 is Not Approved

If Proposal 1 is not approved by our stockholders, we will not be able to issue the Merger Shares or close the acquisition of Assembly as planned on July 10, 2014. We believe the acquisition of Assembly represents a strategic opportunity to increase the potential value of our company by acquiring technology that could present a major potential commercial opportunity. Our inability to close the acquisition of Assembly would seriously hamper our ability to expand and diversify our product pipeline. Additionally, if we are unable to complete the acquisition of Assembly, we would forego the opportunity to exploit the expertise of Assembly’s research team, whose skill set complements our areas of knowledge, and commercialize the curative products the combined team has the potential to create.

If we are unable to complete the acquisition, we will continue to conduct our business and evaluate all available strategic alternatives, including the in-licensing or acquisition of development stage or pre-clinical assets.

Background on Assembly

Assembly is a virology-focused biopharmaceutical company that has discovered novel, first in class small molecules for the treatment, and potentially the cure, of HBV. HBV is an underappreciated global epidemic with twice as many people infected (over 350 million globally) and a higher mortality and morbidity rate than Hepatitis C and human immunodeficiency virus, or HIV, combined – over 600,000 people die every year from HBV-related causes. Less than 5% are diagnosed and treated today, and there is a low cure rate of only 3-5% with current chronic therapies.

Assembly has discovered multiple novel series of HBV Core Protein Allosteric Modulators, or CpAMs, representing a first in class pipeline. The HBV Core protein is a highly conserved viral protein that has no human homologue and is involved in many steps of the HBV lifecycle, including interaction with the viral intra-nuclear reservoir: closed circular covalent DNA, or cccDNA. HBV is a DNA-virus, and the intra-nuclear cccDNA drives establishment and survival of the virus. No current oral therapies modulate its activity directly, and molecules that can modulate cccDNA are highly sought after in the HBV field. Assembly’s HBV pipeline offers both first in class and best in class opportunities for a major global chronically infected HBV patient population of over 350 million people, which, according to RBC Capital Markets, is a projected greater than $10 billion market opportunity.

Assembly’s CpAMs have shown preclinical proof of principle, or PoP; they can selectively and potently reduce viral load, and the key viral antigens, HBV S antigen (HBsAg) and HBV E antigen (HBeAg), via a novel and proprietary mechanism in multiple human hepatocyte cell lines. Reduction of HBsAg in patients is considered a functional cure, and is a key clinical endpoint in development. Assembly is planning to select a first generation lead molecule in the first half of 2015 and initiate clinical trials by the end of 2015 or early 2016. Assembly’s CpAM platform offers a multi-generation pipeline and Assembly plans to advance second and third generation CpAMs into clinical development in 2016-2017.

Assembly was founded in 2012 based on the research and intellectual property of Indiana University professor Adam Zlotnick, PhD. Dr. Zlotnick is a pioneer in the biophysics of viral capsid assembly and of elucidating the role of core protein in HBV. His greater than 25 years of research and screening technologies have led to the discovery of the multiple families of small molecule CpAMs. Other founders of Assembly are: VP of Research and Development and Chief Medical Officer Uri Lopatin, MD, who previously led the HBV programs at Gilead Sciences, Inc. and Roche Pharmaceuticals; Derek Small, Executive Chairman, a successful serial biopharmaceutical entrepreneur and drug developer who most recently served as founding CEO and president of Naurex, Inc. and Coferon, Inc.; Richard DiMarchi, PhD, currently a professor at Indiana University, was previously executive vice president at Eli Lilly and Co. for over 20 years where he discovered and developed several successful drugs including Humalin®, Humalog®, Forteo®, and Evista®; and William Turner, who was previously a discovery medicinal chemist at Lilly Research Laboratories for over 30 years.

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Terms of the Assembly Acquisition

On May 16, 2014, we, Assembly Acquisition, Inc., our wholly owned subsidiary (“Merger Sub”) and Assembly entered into the Merger Agreement. Subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into Assembly (the “Merger”), with Assembly surviving the Merger as our wholly owned subsidiary.

Merger Consideration

In the Merger, each share of Assembly’s common stock issued and outstanding immediately prior to the effective time of the Merger (except for Dissenting Shares (as defined below)) will be converted automatically into the right to receive common stock of Ventrus in an amount equal to the exchange ratio (“Merger Consideration”). The exchange ratio is the quotient of (i) 23,152,500 (the total number of shares of Ventrus common stock and options to purchase shares of Ventrus common stock that will be issued to Assembly equity holders in the Merger), divided by (ii) the total number of shares of common stock (including all common stock issuable upon conversion of the Assembly convertible promissory notes), restricted stock and stock options of Assembly outstanding as of the closing date. In the event that Ventrus effects, among other things, a stock split, reverse stock split or recapitalization prior to the effective time of the Merger, the Merger Consideration shall be adjusted to account for such stock split, reverse stock split, recapitalization or other similar occurrence. Prior to the effective time of the Merger, all of the outstanding convertible promissory notes of Assembly will be converted into common stock of Assembly and each holder thereof will be entitled to receive the Merger Consideration. Stockholders of Assembly who do not vote in favor of the Merger and who take certain required actions will have appraisal rights under Delaware law with respect to the Merger, which allows them to receive a judicially determined amount of cash per share in lieu of the Merger Consideration (such shares, “Dissenting Shares”).

Treatment of Equity Awards

Each share of Assembly’s restricted stock will, at the effective time, become fully vested and converted into the right to receive the Merger Consideration. All of the outstanding and unexercised options to purchase shares of Assembly common stock will, at the effective time, be converted into and become an option to purchase Ventrus common stock, subject to the terms and conditions in the Merger Agreement, and Ventrus will assume each such option in accordance with the terms and conditions thereof.

Closing Conditions

Each party’s obligation to consummate the Merger is conditioned upon customary closing conditions, including without limitation, (a) adoption of the Merger Agreement by Assembly’s stockholders, (b) the approval of certain matters by the stockholders of Ventrus and (c) the absence of any applicable law, injunction or other ruling that prohibits consummating the Merger. Each party’s obligation to consummate the Merger is also subject to (i) Ventrus and certain officers, employees or consultants entering into employment agreements, (ii) the common stock of Ventrus being continually listed on the NASDAQ Capital Market (“NASDAQ”) and (iii) issuance and effectiveness of the R&W Insurance Policy (as defined below). In addition, the obligation of Assembly to consummate the Merger is subject to, among other things, (v) the accuracy of representations and warranties made by Ventrus and Merger Sub (subject to certain qualifications), (x) the performance by Ventrus in all material respects of its obligations under the Merger Agreement, (y) the absence of any event, occurrence, revelation or development of a state of circumstances or facts, in each case, arising after the date of the Merger Agreement which, individually or in the aggregate, has had or would reasonably be expected to have a “Parent Material Adverse Effect” (as defined in the Merger Agreement) and (z) Ventrus having “Cash” (as defined in the Merger Agreement) of $20,000,000. In addition, the obligation of Ventrus to consummate the Merger is subject to, among other things, (A) the accuracy of representations and warranties made by Assembly (subject to certain qualifications), (B) the performance by Assembly in all material respects of its obligations under the Merger Agreement, (C) absence of any event, occurrence, revelation or development of a state of circumstances or facts, in each case, arising after the date of the Merger Agreement which, individually or in the aggregate, has had or would reasonably be expected to have a “Company Material Adverse Effect” (as defined in the Merger Agreement), (D) no more than 5% of the issued and outstanding shares of Assembly’s common stock and restricted stock shall be Dissenting Shares (E) the termination of certain contracts to which Assembly is party and (F) the conversion of the Assembly convertible promissory notes into Assembly common stock.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations, warranties and covenants by each of Assembly and Ventrus which include, among others, covenants to conduct business in the ordinary course between the execution of the Merger Agreement and the completion of the Merger and covenants not to engage in certain kinds of transactions during that period. In addition, certain covenants require each of the parties to use, subject to the terms and conditions of the Merger Agreement, reasonable best efforts to cause the Merger to be consummated as soon as practicable. Assembly is also required to terminate all affiliate arrangements and all employment arrangements. Ventrus is also required to, subject to the terms and conditions in the Merger Agreement, (a) cause the board of directors and officers of Ventrus to consist of certain persons and (b) use its reasonable best efforts to purchase an insurance policy to provide coverage to Ventrus for liability arising from a breach of the representations and warranties made by Assembly (the “R&W Insurance Policy”). Ventrus will pay the premium due under the R&W Insurance Policy and the amount of Cash of Ventrus at closing (as discussed above) will be increased by the amount of such premium.

Board Recommendation

The Merger Agreement also requires Ventrus to call and hold a stockholders’ meeting and, subject to the exceptions described in the following sentence, requires the board of directors of Ventrus to recommend that its stockholders vote in favor of the issuance of the Merger Consideration in order to comply with applicable NASDAQ rules and for the election of the directors designated by Assembly. Ventrus is permitted to adjourn, delay or postpone the stockholders’ meeting (a) if the board of directors reasonably believes that such adjournment, delay or postponement is in the best interests of its stockholders, (b) due to the absence of a quorum, (c) to allow for additional time for supplemental or amended disclosure necessary under applicable law or (d) to allow for additional solicitation of votes in order to obtain the stockholder approval.

Termination

The Merger Agreement contains certain customary termination rights, including, without limitation, the right of either party to terminate the Merger Agreement (a) if the Merger is not consummated by August 15, 2014 (subject to certain rights to extend such date) (the “End Date”), (b) if any judgment, statute, law, ordinance, rule, regulation or other legal restraint or prohibition has the effect of prohibiting or restraining either party from consummating the Merger by the End Date or (c) due to a material breach by the other party of any of its representations, warranties or covenants which would result in the closing conditions not being satisfied, subject to certain conditions. Each party also has the right to terminate the Merger Agreement if, among other events, the board of directors of the other party (i) fails to recommend or changes its recommendations to stockholders or (ii) adopts, approves or recommends an alternate transaction under which such party agrees to (A) sell assets that account for more than 10% of such party’s assets or from which more than 10% of such party’s revenues derive, or (B) sell 10% or more of the capital stock of such party.

In connection with the termination of the Merger Agreement in the absence of Ventrus stockholder approval, we have agreed to pay up to $250,000 of the reasonable, out-of-pocket legal fees and expenses of Assembly.

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Upon the closing of the Assembly acquisition, we will issue to Torreya Capital a warrant to purchase 609,683 shares of our common stock at an exercise price equal to the closing price of our stock on the day before the closing of the merger. Torreya Capital acted as our financial advisor in the Assembly acquisition. After giving effect to the proposed one-for-five reverse stock split, if approved, Torreya Capital would receive a warrant to purchase 121,937 shares of our common stock. Torreya Capital is a division of the Financial West Group, member FINRA/SIPC.

Background of Contacts and Negotiations with Assembly

The terms of the Merger Agreement were the result of arm’s-length negotiations between representatives of our company and Assembly. The following is a summary of the background of these negotiations.

At a meeting of our Board of Directors on February 13, 2014, our Board of Directors authorized management to seek acquisition opportunities to expand our product pipeline and also authorized the engagement of Torreya Partners to assist management with that search. During the ensuing several weeks, Torreya Partners identified several candidates, including Assembly. Management reviewed these candidates and their possible fit with our company’s expertise and experience.

Torreya Partners arranged a teleconference between us and Assembly, which occurred on March 6, 2014, during which our Chief Executive Officer, Dr. Russell Ellison, and our Chief Financial Officer, David Barrett, reviewed non-confidential information regarding both Assembly and our company with Derek Small, a founder and the Executive Chairman of Assembly, and Dr. Uri Lopatin, a founder and Assembly's Vice President of Research and Development and Chief Medical Officer. After that call, we and Assembly entered into a mutual non-disclosure agreement. On March 11, 2014, Dr. Ellison and Mr. Small met in New York City to continue reviewing materials as well as issues surrounding the possible acquisition of Assembly.

On March 12, 2014, management presented three possible acquisition candidates, including Assembly, to our Board for review. At that meeting, the Board authorized management to present Assembly with a term sheet outlining a possible acquisition of Assembly and to continue the due diligence review of Assembly.

On March 20, 2014, Dr. Ellison visited the Assembly laboratory facility in San Francisco, California, and met with Mr. Small and Dr. Lopatin. On March 21, 2014, Dr. Ellison, presented Mr. Small with a term sheet.

On March 24, 2014, Dr. Ellison and Mr. Barrett met with Mr. Small, Dr. Lopatin, Dr. Adam Zlotnick, a founder and a director of Assembly, and William Turner, a founder and Assembly's Head of Discovery, at Assembly's offices and laboratories in Indianapolis and Bloomington, Indiana, for further review of both companies and the possible details of combining their respective operations. Assembly's board and management continued to deliberate the possible combination of the two companies. On March 27, 2014, Mr. Small relayed by telephone to Dr. Ellison the views of Assembly’s Board of Directors on the proposed transaction, including the desire that the transaction be structured for a payment at closing of an amount of Ventrus stock, and additional payments of either stock or cash, at our option, upon the achievement by Ventrus of certain milestones.

On April 4, 2014, the Transactions Committee of our Board met to review Assembly’s input on the proposed transaction and the revised term sheet, which the Transactions Committee approved. Dr. Ellison provided a revised term sheet to Mr. Small on April 4, 2014.

On April 16, 2014, Mr. Small provided Assembly's proposed revisions to the revised tern sheet, which reflected a higher upfront payment and preserved milestone awards in stock only. Dr. Ellison countered with a proposal to structure the transaction with a single payment at closing of Ventrus stock in an amount equal to 49% of Ventrus on a post-transaction basis. On April 17, 2014, our Board met to review the revised term sheet, which the Board approved and which Dr. Ellison provided to Mr. Small that evening.

On the evening of April 21, 2014, the Board of Directors of Assembly approved the term sheet, which Assembly then accepted and executed. On April 23, 2014, we and Assembly and our respective legal advisors held a teleconference meeting to plan the timing of the transaction. Thereafter, we each commenced our respective due diligence investigations and began negotiating the Merger Agreement. During the period between April 23 and May 16, 2014, we and Assembly and our respective legal advisors held numerous meetings and teleconferences and corresponded regularly via electronic mail regarding various business and legal due diligence matters and the specific terms of the Merger Agreement.

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On May 15, 2014, our Board of Directors met to consider and approve the acquisition and authorize our management to execute the Merger Agreement. On May 16, 2014, the Board of Directors of Assembly met to consider and approve the acquisition and authorize its management to execute the Merger Agreement. On May 16, 2014, we and Assembly executed the Merger Agreement. On May 19, 2014, we issued a press release and filed a Form 8-K with the SEC announcing the execution of the Merger Agreement.

Description of the Common Stock to be Issued as Merger Shares

The Merger Shares will be shares of our common stock, with the same rights as those of our outstanding shares of common stock, which are described below.

Par Value

The par value of our common stock is $0.001 per share.

Voting Rights

Each outstanding share of our common stock is entitled to one vote on all matters submitted to a vote of shareholders. There is no cumulative voting.

Dividend and Liquidation Rights

The holders of outstanding shares of our common stock are entitled to receive dividends out of assets legally available for the payment of dividends at the times and in the amounts as our board of directors may from time to time determine. The shares of our common stock are neither redeemable nor convertible. Holders of our common stock have no preemptive or subscription rights to purchase any of our securities. Upon our liquidation, dissolution or winding up, the holders of our common stock are entitled to receive pro rata our assets which are legally available for distribution, after payment of all debts and other liabilities and subject to the prior rights of any holders of preferred stock then outstanding.

We have never paid any cash dividends on our common stock.

Rights and Preferences

Holders of our common stock have no preemptive, conversion, subscription or other rights, and there are no redemption or sinking fund provisions applicable to the common stock. The rights, preferences and privileges of the holders of common stock are subject to and may be adversely affected by, the rights of the holders of shares of any series of preferred stock currently outstanding or that we may designate in the future.

Fully Paid and Nonassessable

The shares of common stock to be issued as Merger Shares will be fully paid and nonassessable.

Price

The closing market price of our common stock on May 16, 2014 was $1.06.

Holders

As of May 14, 2014, there were 89 holders of record of our common stock.

Resale Limitations

All of the Merger Shares issued will be issued in a transaction exempt from registration under the Securities Act of 1933, as amended, or the Securities Act, in reliance on Section 4(2) thereof and/or Regulation D promulgated under the Securities Act. Therefore, the Merger Shares will be “restricted securities” and may not be resold unless such resale is registered or an exemption from registration under the Securities Act is available.

Regulatory Approvals

We are not required to obtain any approvals or clearances from any federal or state regulatory authorities in the United States or other countries to consummate the acquisition of Assembly. In the United States, we must comply with applicable federal and state securities laws and the Marketplace Rules of the NASDAQ Stock Market in connection with the issuances of the Merger Shares to the Assembly stockholders pursuant to the Merger Agreement.

Interest of Certain Persons

The following founders, directors and executive officers of Assembly will serve in the positions cited, effective upon the completion of the acquisition.

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Pursuant to the Merger Agreement, and upon the closing of the acquisition, Mr. Derek Small, Dr. Uri Lopatin, and Dr. Lee Arnold will become officers of our company, serving in the following positions: Mr. Small, President and Chief Operating Officer; Dr. Lopatin, Chief Medical Officer and Vice President of Research and Development; and Dr. Arnold, Chief Scientific Officer. Dr. Adam Zlotnick will become the Chair of our Scientific Advisory Board.

In connection with the Assembly acquisition, we will amend the Employment Agreement of Dr.Ellison, our Chief Executive Officer, which was effective as of December 22, 2013. Pursuant to the amendment, Dr. Ellison will continue to serve as our Chief Executive Officer. However, after the closing date of the currently anticipated merger between us and Assembly Pharmaceuticals, Inc., at any time the Board may appoint Mr. Small as Chief Executive Officer, Dr. Ellison will become the Executive Chair, and his employment as Chief Executive Officer will end. The amendment further amends the definition of “good reason” to reflect Dr. Ellison’s transition to the position of Executive Chair by: (i) eliminating good reason based upon any material reduction of Dr. Ellison’s duties, responsibilities or authority, and (ii) adding good reason based upon a failure of the Board to appoint him as Executive Chair or the Board’s removal of Dr. Ellison as Executive Chair, provided that such failure or removal is not in connection with either a termination of Dr. Ellison’s employment for cause (as defined by the employment agreement), or as a result of the failure of our stockholders to elect Dr. Ellison to the Board.

In connection with the Assembly acquisition, we will enter into employment agreements with Derek Small, Uri Lopatin and Lee Arnold. Pursuant to these agreements, Mr. Small will serve as President, Chief Operating Officer and Budget Chief, Dr. Lopatin will serve as Chief Medical Officer and Vice President, Research and Development, and Dr. Arnold will serve as Chief Scientific Officer and Vice President, Research and Development. Mr. Small’s employment agreement has a term of two years and Dr. Lopatin and Dr. Arnold’s employment agreements provide for at-will employment, subject to payment of severance benefits depending on the circumstances of termination. The employment agreements provide for a base salary of $350,000 per year for Mr. Small, $290,000 per year for Dr. Lopatin and $315,000 per year for Dr. Arnold. Each employee is also eligible for an annual discretionary bonus based on achievement of financial, clinical development and business milestones established by the Board of Directors, with Mr. Small eligible for a bonus of up to 50% of his base salary, and Dr. Arnold and Dr. Lopatin eligible for a bonus of up to 30% of their respective base salaries. Mr. Small and Dr. Lopatin will also be eligible for a retention bonus payable after three months of employment in the amount of $150,000 for Mr. Small and $100,000 for Dr. Lopatin. Under the employment agreements, Mr. Small and Dr. Arnold will be prohibited for 12 months after termination of employment from engaging in certain competitive activities. Dr. Lopatin will be subject to and bound by a Confidentiality and Assignment of Inventions Agreement.

Pursuant to the Merger Agreement, and upon the closing of the acquisition, Mr. Small, Dr. Richard DiMarchi and Mr. William Ringo will become directors of our company, if their election is approved by our stockholders as set forth in Proposal 3. If their election is not approved by our stockholders, then pursuant to the Merger Agreement, our Board will appoint these three individuals to the Board to serve until our 2015 annual meeting or their successors are appointed.

As stockholders or convertible debt holders of Assembly, the following individuals will receive the following shares of common stock in our company: Mr. Small, 3,569,773 shares; Dr. Zlotnick 6,799,483 shares; Dr. Lopatin, 3,199,757 shares; and Dr. DiMarchi, 1,599,878 shares; all without giving effect to the proposed one-for-five reverse stock split, which is described in Proposal 2. Mr. Ringo is not an affiliate of Assembly.

Additionally, Mr. Small and Dr. Arnold currently hold options to purchase shares of common stock of Assembly. Pursuant to the Merger Agreement, we have agreed to assume these options on their existing terms, such that Mr. Small and Dr. Arnold will receive options to purchase 2,029,801 shares and 799,939 shares, respectively, of our common stock, without giving effect to the proposed one-for-five reverse stock split described in Proposal 2.

Accounting Treatment

The acquisition of Assembly will be accounted for in accordance with U.S. GAAP using the purchase method of accounting. Under this method, the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values as of the acquisition date. Any excess of the purchase price over the estimated fair value of the net assets acquired (including identifiable intangible assets) is to be allocated to goodwill.

Material U.S. Federal Income Tax Consequences

The following is a summary of material U.S. federal income tax consequences of the acquisition of Assembly to a U.S. stockholder of our stock, and does not purport to be a complete discussion of all of the possible U.S. federal income tax consequences of such acquisition. This summary is based upon the provisions of the U.S. federal income tax law as of the date hereof, which are subject to change, possibly with retroactive effect. It does not address tax considerations under state, local, non-U.S, and non-income tax laws. Furthermore, we have not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the acquisition of Assembly.

It is intended that the acquisition of Assembly be treated as a reorganization (within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes. Assuming that the acquisition of Assembly qualifies as a reorganization, there should be no U.S. federal income tax consequences to a holder of our stock as a result of the Assembly acquisition.

Financial Information

The Assembly acquisition will be significant to us under SEC accounting rules. Financial statements of Assembly and pro forma financial statements of our company reflecting the proposed Assembly acquisition are attached to this proxy statement as Appendix A and Appendix B, respectively. SEC rules also require financial and other information about our company in connection with this Proposal 1, and this information is incorporated by reference from our Annual Report on Form 10-K for our fiscal year ended December 31, 2013, a copy of which accompanies this proxy statement and is also available on the SEC’s website. Please see the last page of this proxy statement concerning information incorporated by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations - Assembly

Assembly was incorporated in the state of Delaware on September 18, 2012. From inception through March 31, 2014, the operations of Assembly consisted entirely of establishing an organization focused on the identification, development and commercialization of pharmaceutical products for the treatment of HBV.

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As reflected in the financial statements which accompany this proxy statement as Appendix A, Assembly had a net loss of $989,337, net cash used in operations of $653,734 for the period from September 18, 2012 (inception) to December 31, 2013, working capital of $567,657 and a stockholders’ deficit of $989,237 at December 31, 2013. As also reflected in the financial statements which accompany this proxy statement as Appendix A, Assembly had a net loss of $1,452,186, net cash used in operations of $1,073,000 for the period from September 18, 2012 (inception) to March 31, 2014, working capital of $595,763 and a stockholders’ deficit of $1,452,086 at March 31, 2014.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock present or represented and entitled to be voted at the meeting shall constitute approval of the issuance of the Merger Shares.

Our Board of Directors has unanimously approved and recommends a vote “FOR” the approval of the issuance of the Merger Shares.

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PROPOSAL 2 - APPROVAL OF AMENDMENT

TO CERTIFICATE OF INCORPORATION

TO EFFECT A REVERSE STOCK SPLIT AND CHANGE OUR COMPANY’S NAME

General

Our Board has approved an amendment to our Amended and Restated Certificate of Incorporation that would (i) effect a one-for-five reverse stock split of our common stock, subject to stockholder approval, and (ii) change our company’s name from “Ventrus Biosciences, Inc.” to “Assembly Biosciences, Inc.” Under the proposed amendment as it relates to the reverse stock split, every five outstanding shares of our common stock would be combined and converted into one share of common stock. If we receive stockholder approval of the amendment, we plan to file the amendment with the Delaware Secretary of State immediately after the closing of the acquisition of Assembly, currently planned for July 10, 2014. The reverse stock split should not have any economic effect on our stockholders, warrant holders or holders of options, except to the extent the reverse stock split would result in fractional shares, as discussed further below. The text of the proposed amendment to our Amended and Restated Certificate of Incorporation is attached to this proxy statement as Appendix C.

Reasons for the Reverse Stock Split

After the announcement on February 12, 2014 of the disappointing results of our VEN 307 Phase III trial, our stock has traded between $0.91 and $1.58 through May 16, 2014. Through the reverse stock split we aim to increase our stock price so that it is more attractive to a broader range of investors, including professional investors, institutional investors and the general investing public. Many institutional investors and brokerage houses have internal policies and practices prohibiting them from making investments in lower priced securities. Such institutional investors or brokerage houses may also be reluctant to recommend lower priced stock to their clients. Our Board believes that the anticipated increased stock price resulting from the reverse stock split may generate additional interest and trading in our common stock, promote greater liquidity for our stockholders, and possibly result in a broader market for our common stock than the market that currently exists.

In addition, our common stock is listed on the NASDAQ Capital Market. NASDAQ Marketplace Rule 5550(a)(2) requires listed companies to maintain a minimum bid price of $1.00. The bid price of our stock has ranged between $0.91 and $1.58 from February 12, 2014 to May 16, 2014. A primary purpose of the reverse stock split would be to reduce the outstanding shares of common stock so that after giving effect to the reverse stock split our common stock trades at a higher price per share than before such split. We believe that the reverse stock split will increase our stock price further away from the $1.00 minimum required, and allow us to avoid a threat of delisting.

Finally, the proposed reverse stock split will provide a greater number of available shares of our common stock should we need them in the future for acquisitions, financings and equity compensation. See the discussion under “Effect on Authorized but Unissued Shares of Common Stock” for a more detailed discussion.

Certain Risks Associated with the Reverse Stock Split

Our total market capitalization immediately after the proposed reverse stock split may be lower than immediately before the proposed reverse stock split.

There are numerous factors and contingencies that could affect our stock price following the proposed reverse stock split, including the status of the market for our stock at the time, our reported results of operations in future periods, and general economic, market and industry conditions. Accordingly, the market price of our common stock may not be sustainable at the direct arithmetic result of the reverse stock split. If the market price of our common stock declines after the reverse stock split, our total market capitalization (the aggregate value of all of our outstanding common stock at the then existing market price) after the split will be lower than before the split.

The reverse stock split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell.

The reverse stock split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock on a post-split basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

Effect on Existing Shares of Common Stock

The proposed reverse stock split would affect all of our stockholders uniformly and would not affect any stockholder’s percentage ownership interest in our company, except to the extent that the reverse stock split results in any stockholders owning a fractional share, as described below.

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Effect on Options and Warrants and Shares Reserved for Issuance under Stock Plan

All outstanding options and warrants to purchase shares of our common stock as well as the number of shares available for issuance under our 2010 Stock Plan would be adjusted proportionately as a result of any reverse stock split. Unless specifically stated, share amounts and share prices have not been adjusted in this proxy statement to give effect to the proposed reverse stock split.

Effect on Authorized but Unissued Shares of Common Stock

Currently, we are authorized to issue up to a total of 50,000,000 shares of common stock. As of May 14, 2014, there were 23,396,259 shares of our common stock issued and outstanding, warrants to purchase 756,179 shares of our common stock issued and outstanding (with a weighted average exercise price of $7.93 ($39.65 after giving effect to the proposed one-for-five reverse stock split), of which 707,592 expire by June 2015 and 48,587 of which expire in 2020), and options to purchase 2,662,225 shares of our common stock issued and outstanding under our equity compensation plans. In addition, if Proposal 1 is approved and the planned acquisition of Assembly occurs, we will (i) issue 20,322,760 shares of our common stock to stockholders of Assembly, (ii) assume Assembly’s options to purchase common stock, which will become options to purchase an aggregate of 2,829,740 shares of our common stock, and (iii) issue warrants to purchase 609,683 shares of our common stock to Torreya Capital. Accordingly, after giving effect to the Assembly acquisition, this would leave only approximately 2,800,000 shares of the authorized shares of our common stock available for future issuance, both for equity financings and equity compensation, without taking into effect the outstanding options and warrants due to the ability for cashless exercise, the very high exercise prices and short duration of those instruments.

Implementation of the reverse stock split would not change the total authorized number of shares of common stock. However, the reduction in the issued and outstanding shares, and the corresponding adjustment of shares issuable pursuant to warrants and options, which would be decreased by a factor of 5, would provide more authorized shares available for future issuance. Accordingly, after giving effect to the Assembly acquisition and the proposed reverse stock split, the number of shares of common stock available for issuance following implementation of the reverse stock split would increase from approximately 2,800,000 shares to approximately 40,000,000 shares.

We expect to issue additional equity capital in the future to support our planned research development and general operations. The additional available shares that the proposed reverse stock split will provide will allow us to pursue any such financing. While we are always exploring various possible financing options that may be available to us, we have no plans for any transactions at this time.

Effect on Par Value

The amendment to our Amended and Restated Certificate of Incorporation will not change the par value of our common stock, which will remain at $0.001.

Payment for Fractional Shares

Whether shares are held in street name or directly, fractional shares of common stock will not be issued to stockholders. Instead, fractional shares will be cashed out. For example, if a stockholder holds 304 shares on a pre-split basis, 300 of those shares would be combined and converted into 60 shares on a post-split basis and such shareholder would receive cash for the remaining four pre-split shares.

The amount of cash to be paid for fractional shares will be equal to the product obtained by multiplying:

•	the closing sales price of our common stock on the effective date of the reverse stock split as reported on the NASDAQ Capital Market (or, if our common stock is not then listed on the NASDAQ Capital Market, the last trade price prior to the closing date); by

•	the amount of the fractional share.

Any stockholder that holds less than five shares of our common stock will be completely cashed out as a result of the payment of fractional shares in lieu of any fractional share interests.

Mechanics of Reverse Stock Split

If this Proposal 2 is approved by our stockholders, we expect to effect the amendment and implement the reverse stock split immediately prior to the closing of the Assembly acquisition, which is planned for July 10, 2014. The mechanics of the reverse stock split will differ depending upon whether shares held are held beneficially in street name or whether they are registered directly in a stockholder’s name.

•	If a stockholder’s shares are registered directly in the stockholder’s name, the stockholder will receive a transmittal letter asking the stockholder to surrender certificates representing pre-split shares in exchange for certificates representing post-split shares. No new certificates will be issued to the stockholder until the outstanding certificate(s) together with the properly completed and executed letter of transmittal are delivered to VStock Transfer, LLC, 77 Spruce Street, Cedarhurst, New York 11516. Stockholders should not destroy any stock certificates and should not submit any certificates until requested to do so.

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•	Under Delaware law, the reverse stock split will operate only at the record holder level. As a result, stockholders that hold their shares through a broker, bank or other nominee will not be required to surrender stock certificates and would not automatically have fractional shares resulting from the reverse stock split cashed out. To determine the reverse stock split’s effect on any shares you hold in street name, you should contact your broker, bank or other nominee.

We estimate that our aggregate expenses relating to the reverse stock split will not be material.

Accounting Consequences

The reverse stock split will not affect total stockholders’ equity on our balance sheet. However, because the par value of our common stock will not change the components that make up total stockholders’ equity (stated capital and additional paid-in capital) will change by offsetting amounts. Fractional shares cashed out will be accounted for as retired stock.

Material U.S. Federal Income Tax Consequences

The following is a summary of material U.S. federal income tax consequences of the reverse stock split to a U.S. stockholder of our stock, and does not purport to be a complete discussion of all of the possible U.S. federal income tax consequences of the reverse stock split. The summary assumes that the pre-reverse stock split shares were, and the post-reverse stock split shares will be, held as “capital assets” as defined in the Code, which generally means property held for investment. It does not address stockholders subject to special rules, such as non-U.S. stockholders, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect the mark-to-market method of accounting, mutual funds, S corporations, partnerships or other pass-through entities, U.S. persons with a functional currency other than the U.S. dollar, stockholders who hold the pre-reverse stock split shares as part of a straddle, hedge, integration, constructive sale or conversion transaction, stockholders who hold the pre-reverse stock split shares as qualified small business stock within the meaning of section 1202 of the Code, stockholders who are subject to the alternative minimum tax provisions of the Code, and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon the provisions of U.S. federal income tax law as of the date hereof, which are subject to change, possibly with retroactive effect. It does not address tax considerations under state, local, non-U.S, and non-income tax laws. Furthermore, we have not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reverse stock split. The reverse stock split is intended to constitute a reorganization within the meaning of section 368(a) of the Code. We believe that the reverse stock split will be a recapitalization that qualifies as a corporate “reorganization” as defined in the Code. Assuming such treatment, and subject to the limitations and qualifications set forth in this discussion, the following U.S. federal income tax consequences will result from the reverse stock split:

•	Subject to the discussion below regarding treatment of cash paid in lieu of fractional shares, a stockholder will not recognize gain or loss on the deemed exchange of shares for shares pursuant to the reverse stock split;

•	the aggregate tax basis of the shares deemed received by a stockholder in the reverse stock split will be equal to the aggregate tax basis of the shares deemed surrendered in exchange therefor, excluding any portion of the basis that is allocated to fractional shares as discussed below; and

•	the holding period of the shares received by a stockholder in the reverse stock split will include the holding period of the shares deemed surrendered therefor.

Cash Received in the Reverse Stock Split in Lieu of Fractional Shares

A stockholder who receives cash in lieu of fractional shares in the reverse stock split should generally recognize capital gain or loss equal to the difference between the amount of the cash received in lieu of fractional shares and the portion of the stockholder’s adjusted tax basis allocable to the fractional shares unless the distribution of cash is treated as having the effect of a distribution of dividend, in which case the gain will generally be treated as ordinary dividend income to the extent of our current and accumulated earnings and profits as calculated for U.S. federal income tax purposes. The determination of whether the receipt of cash has the effect of a corporate distribution is made by applying the rules under Code section 302. Stockholders are urged to consult their own tax advisors to determine whether a stockholder’s receipt of cash has the effect of a corporate distribution and the consequences of such determination.

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Backup Withholding and Information Reporting

Information reporting and backup withholding, at a current rate for 2014 of 28%, may apply to any cash payments received by a noncorporate U.S. stockholder in lieu of a fractional share, unless a correct taxpayer identification number is furnished and such stockholder certifies that the stockholder (i) is not subject to backup withholding on the original or substitute Internal Revenue Service Form W-9 or successor form included in the letter of transmittal or (ii) is otherwise exempt from backup withholding.  Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against such stockholder’s U.S. federal income tax liability if the required information is furnished to the Internal Revenue Service.

United States Treasury regulations will require stockholders to retain permanent records relating to the reverse stock split, including information about the amount, basis, and fair market value of all transferred property. In addition, for each stockholder that owns, immediately before the reverse stock split, at least 5% of our outstanding stock (whether by voting power or value) or that has tax basis of at least $1,000,000 in our securities, U.S. Treasury regulations section 1.368-3 will require a statement to be included in the stockholder’s U.S. federal income tax return for the year of the reverse stock split setting forth (i)  the name and employer identification number of our company, (ii) the date of the reverse stock split, and (iii) the fair market value and the adjusted tax basis of the stockholder’s shares of our common stock immediately before the reverse stock split. The information for these first two items will be found in the Internal Revenue Service Form 8937 you will receive from us.

TAX MATTERS ARE COMPLICATED, AND THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT DEPEND UPON THE PARTICULAR CIRCUMSTANCES OF EACH STOCKHOLDER. ACCORDINGLY, EACH STOCKHOLDER IS ADVISED TO CONSULT HIS, HER OR ITS TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM, HER OR IT OF A REVERSE STOCK SPLIT.

Reason for the Name Change

Our Board believes that changing our name to “Assembly Biosciences, Inc.” gives recognition to the importance of the Assembly transaction and Assembly’s intellectual property to the future development plans of our company after the planned acquisition of Assembly.

In connection with the name change, we will change our NASDAQ trading symbol to “ASMB.”

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to be voted at the meeting shall constitute approval of the amendment to the Amended and Restated Certificate of Incorporation.

Our Board of Directors has unanimously approved and recommends a vote “FOR” the approval of the amendment to the Amended and Restated Certificate of Incorporation.

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PROPOSAL NO. 3 — ELECTION OF DIRECTORS

Our Board currently consists of five individuals, four of whom are standing for re-election in 2014. Three of these directors are independent as defined by NASDAQ Marketplace Rules: Anthony E. Altig, Mark Auerbach and Myron Holubiak. The fourth director is Russell H. Ellison, who also is our President, Chief Executive Officer and Chairman of the Board. Their respective biographical summaries are:

Nominees

Name	Age (as of 04/30/14)	Director Since	Business Experience For Last Five Years
Mark Auerbach	75	2010	Mr. Auerbach was elected to our Board in November 2010. Mr. Auerbach is the lead director and chairman of the audit committee of RCS Capital Corporation (NYSE: RCAP), a publicly traded financial services company. Mr. Auerbach previously served as a director and chairman of the audit committee of Optimer Pharmaceuticals, Inc., a public company, from 2005 until its acquisition by Cubist Pharmaceuticals, Inc. in October 2013. From January 2006 through March 2010, Mr. Auerbach served as the chairman of the board of directors for Neuro-Hitech, Inc., an early-stage pharmaceutical company specializing in brain degenerative diseases. Over the last 20 years, Mr. Auerbach also has served as a director for several other companies, including Par Pharmaceutical Companies, Inc., a publicly traded manufacturer and marketer of generic pharmaceuticals and the parent of Par Pharmaceutical, Inc., Collexis Holdings, Inc., a public company which develops knowledge management and discovery software, and RxElite Holdings, Inc., a company which develops, manufactures, and markets generic prescription drug products in specialty generic markets. From 1993 to 2005, Mr. Auerbach served as chief financial officer of Central Lewmar LLC, a national fine paper distributor. Mr. Auerbach received his B.S. degree in accounting from Rider University. Among other experience, qualifications, attributes and skills, Mr. Auerbach’s extensive financial experience, his accounting degree and his experience as a director of several public companies, including his service as the chair of the audit committee of one of those public companies, led to the conclusion of our Board that he should serve as a director of our company in light of our business and structure.

Russell H. Ellison, M.D., M.Sc.	66	2010	Dr. Ellison joined us as a director, Chief Executive Officer and Chief Medical Officer in June 2010. He was elected Chairman of our Board in January 2011. From July 2007 to January 2010, Dr. Ellison served as Executive Vice President of Paramount Biosciences LLC, a global pharmaceutical development and healthcare investment firm. Prior to that, Dr. Ellison served as Vice President of Clinical Development of Fibrogen, Inc., a privately held biotechnology company, Vice President of Medical Affairs and Chief Medical Officer of Sanofi-Synthelabo, USA, a pharmaceutical company, and Vice President, Medical Affairs and Chief Medical Officer of Hoffman-La Roche, Inc., a pharmaceutical company. Dr. Ellison previously served as a director of Cougar Biotechnology, Inc., a publicly traded pharmaceutical company that was acquired by Johnson & Johnson in July 2009, and CorMedix, Inc., a pharmaceutical company that went public in March 2010. He also has served as a director of several privately held development-stage biotechnology companies. Dr. Ellison holds an M.D. from the University of British Columbia and an M.Sc. (with distinction) from The London School of Tropical Medicine and Hygiene. Among other experience, qualifications, attributes and skills, Dr. Ellison’s medical training, extensive management experience in the pharmaceutical industry and experience in the capital markets, as well as his experience serving on the board of directors of a public pharmaceutical company and on the boards of directors of several private pharmaceutical companies, led to the conclusion of our Board that he should serve as a director of our company in light of our business and structure.

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Name	Age (as of 04/30/14)	Director Since	Business Experience For Last Five Years
Myron Z. Holubiak	67	2010	Mr. Holubiak joined our Board in July 2010. Mr. Holubiak currently serves as President of 1-800-DOCTORS, Inc., a position he has held since May 2007. Mr. Holubiak is the former President of Roche Laboratories, Inc., USA, a major research-based pharmaceutical company, a position he held from December 1998 to August 2001. Prior to that, he held many sales and marketing positions at Roche Laboratories during his 19-year tenure there. Since September 2002, Mr. Holubiak has served on the board of directors of BioScrip, Inc., a publicly traded company and a leading home infusion provider with nationwide pharmacy and nursing capabilities, and is currently chairman of the board. Since October 2012, Mr. Holubiak also has been a member of the board of directors of Intellicell Biosciences, Inc., a publicly traded regenerative medicine company. Mr. Holubiak is a founder and director as well as the chief executive officer of Leonard+Meron Biosciences, Inc., a privately held pharmaceutical company. Mr. Holubiak is also a trustee of the Academy of Managed Care Pharmacy Foundation. Mr. Holubiak received his B.S. in Molecular Biology and Biophysics from the University of Pittsburgh. Among other experience, qualifications, attributes and skills, Mr. Holubiak’s extensive experience managing pharmaceutical and healthcare companies led to the conclusion of our Board that he should serve as a director of our company in light of our business and structure.

Anthony Altig	58	2012	Mr. Altig joined our Board in January 2012. Since 2008, Mr. Altig has been the Chief Financial Officer of Biotix Holdings, Inc., a company that manufactures microbiological consumables. From 2004 to 2007, Mr. Altig served as the Chief Financial Officer of Diversa Corporation (subsequently Verenium Corporation), a public company developing specialized industrial enzymes. Prior to joining Diversa, Mr. Altig served as the Chief Financial Officer of Maxim Pharmaceuticals, Inc., a public biopharmaceutical company. In addition, Mr. Altig serves as a director and chairman of the audit committee for TearLab Corporation (formerly OccuLogix, Inc.), a publicly traded eyecare technology company, and served as a director of Optimer Pharmaceuticals, Inc., a pharmaceutical company, which was a public company until its acquisition by Cubist Pharmaceuticals, Inc. in October 2013. Among other experience, qualifications, attributes and skills, Mr. Altig’s extensive management experience and financial expertise, as well as his experience serving on the boards of directors of several public pharmaceutical and healthcare companies, led to the conclusion of our Board that he should serve as a director of our company in light of our business and structure.

Pursuant to our agreement with Assembly, upon the closing of the acquisition, our Board of Directors is to consist of seven members, four from our current Board and three of whom are to be nominated by Assembly. The election of the three director nominees from Assembly, if approved by our stockholders, will take effect only upon the closing of the proposed Assembly acquisition. The three nominees for director from Assembly and their respective biographical summaries are:

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Name	Age (as of 04/30/14)	Business Experience For Last Five Years
Derek Small	38	Mr. Small will join as a director and our President and Chief Operating Officer upon the closing of the Assembly acquisition. Mr. Small is a co-founder of Assembly Pharmaceuticals, and has served as Executive Chairman of the company since inception in 2012. From March 2008 to January 2014, Mr. Small served as a founding director, President, and Chief Executive Officer of Naurex, Inc., a privately held biotechnology company. From January 2009 to April 2012, Mr. Small also served as founding director, President, and Chief Executive Officer to Coferon, Inc., a privately held biotechnology company. Each of these companies was founded as portfolio companies of Luson Bioventures, a biotechnology and biopharmaceutical venture creation firm that Mr. Small founded in 2007. Mr. Small continues to serve on the Board of Directors of Naurex, Inc. Mr. Small received his BS in Business from Franklin College, including participation in the Harlaxton College affiliate program in England.

Richard DiMarchi	61	Dr. DiMarchi will join as a director upon the closing of the Assembly acquisition. Dr. DiMarchi is a co-founder of Assembly Pharmaceuticals and has served on its board since inception in 2012. Dr. DiMarchi currently holds the Cox Distinguished Professor of Biochemistry and Gill Chair in Biomolecular Sciences at Indiana University. Dr. DiMarchi was a co-founder and board member of biotechnology companies Ambrx and Marcadia, current founder of Assembly and Calibrium Biotech, and advisor to venture firms 5AM, Twilight Ventures, and others. Dr. DiMarchi retired as Group Vice President at Eli Lilly & Company, where he provided leadership for more than two decades in biotechnology, endocrine research, and product development. Dr. DiMarchi previously served as a board member of the biotechnology trade group BIO, Isis and Millennium BioTherapeutics. His current research is focused on developing macromolecules with enhanced therapeutic properties through biochemical and chemical optimization, an approach he has termed chemical-biotechnology. Dr. DiMarchi contributed significantly to the discovery of Humalog® and to the commercial development of Humulin®, Humatrope®, Glucagon®, Xigris®, Forteo®, and Evista®. Dr. DiMarchi is the recipient of numerous prestigious awards and in 2014 was inducted to the National Inventors Hall of Fame. Dr. DiMarchi received his PhD in Biochemistry from Indiana University, and completed his postdoctoral studies at the Rockefeller University.

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William Ringo	68	Mr. Ringo will join as a director upon the closing of the Assembly acquisition. Since July 2010, Mr. Ringo has been a senior advisor with Barclays Capital, the global investment banking division of Barclays Bank PLC. Since July 2010, Mr. Ringo has also served as a strategic advisor with Sofinnova Ventures, a life sciences-focused investment firm. Prior to his advisory roles with Barclays Capital and Sofinnova Ventures, Mr. Ringo served as senior Vice President of Strategy and Business Development for Pfizer Inc., a biopharmaceutical company, from April 2008 until his retirement in April 2010. From 2004 to 2006, Mr. Ringo served as President and Chief Executive Officer of Abgenix, Inc., a private biotechnology company acquired by Amgen. Mr. Ringo served on the Onyx Pharmaceuticals, Inc. board of directors from Feburary 2011 until the October 2013 acquisition by Amgen. From 2001 to 2007, he served on various boards of directors, including Encysive Pharmaceuticals, Inc., Inspire Pharmaceuticals, Inc. and InterMune, Inc. where he was the non-executive chairman of the board of directors after serving as interim Chief Executive Officer from June to September 2003. From 1994 to 2002, he served as a director and chairman of the board for Community Health Systems, Inc. His experience in the global pharmaceutical sector also includes nearly 30 years with Eli Lilly and Company. Over the course of his career with Lilly, Mr. Ringo served in numerous executive roles, including Product Group President for oncology and critical care, President of internal medicine products, President of the infectious diseases business unit, and Vice President of sales and marketing for U.S. pharmaceuticals. He also was a member of Lilly's operating committee. Mr. Ringo is a director and chairman of the board of Sangamo BioSciences, Inc., Mirati Therapeutics, Immune Design, and is an advisor to Ascendis Pharma A/S. He also serves on the board of directors of BioCrossroads, an Indiana initiative and public-private collaboration that focuses on growing, advancing, and investing in the life sciences. Mr. Ringo received his B.S. in business administration and his M.B.A. from the University of Dayton.

Vote Required

The seven nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted at the meeting shall be elected as directors. Stockholders do not have cumulative voting rights. Your vote may be cast for or withheld from each nominee.

Our Board of Directors has unanimously approved and recommends that stockholders vote “FOR” the election of the director nominees listed above.

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PROPOSAL NO. 4 —

APPROVAL OF THE 2014 STOCK INCENTIVE PLAN

On May 15, 2014, our Board of Directors approved the Ventrus Biosciences, Inc. 2014 Stock Incentive Plan, or the 2014 Plan, subject to stockholder approval. We believe that the 2014 Plan is an important incentive for our employees and is critical to our ongoing effort to build stockholder value and align the interests of employees and directors with those of our stockholders. Equity awards are a significant part of our ability to attract, retain, and motivate people whose skills and performance are critical to our success. This will be especially true if we complete the planned acquisition of Assembly. We have a practice of linking key employee compensation to corporate performance because we believe that this increases employee motivation to improve stockholder value. We have, therefore, consistently included equity incentives as a significant component of compensation for our employees, as evidenced by awards granted pursuant to the Ventrus Biosciences, Inc. 2010 Equity Incentive Plan, or the 2010 Plan. However, as of May 16, 2014, there were only 1,304,975 shares of our common stock remaining for issuance under the 2010 Plan. As of May 16, 2014, there were awards outstanding under the 2010 Plan for an aggregate of 2,662,225 shares of our common stock, which would become an aggregate of 532,445 shares after giving effect to the proposed one-for-five reverse stock split.

As of the date of this proxy statement, we have no plans to award stock options or other rights to our executive officers or other employees, to consultants or to our directors under the 2014 Plan other than our annual option grants to our non-employee directors. For information on the options previously granted to our executive officers, see “Executive Compensation – Outstanding Equity Awards at December 31, 2013.” For information on the options previously granted to our directors, see “Director Compensation.”

The share amounts in this Proposal 4 do not give effect to the proposed one-for-five reverse stock split that is the subject of Proposal 2. If the reverse stock split is approved and effected, the share amounts cited in the 2014 Plan would be divided by five. As a result, there would be an aggregate of 2,560,000 shares available under the 2014 Plan.

Following is a summary of the principal features of the 2014 Plan. The summary is qualified by the full text of the 2014 Plan, attached to this Proxy Statement as Appendix D.

Key Provisions

Following are the key provisions of the 2014 Plan:

Provision of Plan	Description

Eligible Participants:	Employees, directors, and consultants of our company, any parent or subsidiary of our company, and any successor entity that adopts the 2014 Plan.

Share Reserve:	• Total of 12,800,000 shares of our common stock.

• The reserved shares will be reduced (i) by one share for each share granted pursuant to stock options, stock appreciation rights, or other awards awarded under the 2014 Plan, and (ii) to the extent cash is delivered in lieu of shares of common stock upon the exercise of a stock appreciation right, we will be deemed to have issued the greater of the number of shares of common stock which we were entitled to issue upon such exercise or on the exercise of any related stock option.

Award Types:	• Incentive stock options
• Nonstatutory stock options
• Stock appreciation rights
• Restricted stock awards
• Restricted stock unit awards

Vesting:	Determined by our Board of Directors.

Award Limits:	No more than 5,000,000 shares may be issued to a single participant pursuant to stock options and stock appreciation rights in a calendar year.

Repricings:	Repricing of outstanding stock awards is not permitted without the approval of our stockholders, except for certain ratable capitalization adjustments as set forth in the 2014 Plan.

Plan Termination Date:	July 9, 2024.

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Administration

The 2014 Plan is administered by our Board of Directors or a committee designated by the Board. With respect to grants of awards to our officers or directors, the 2014 Plan is administered by the Board or a designated committee in a manner that permits such grants to be exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Grants of awards to covered employees as defined under section 162(m) of the Code will be made only by a committee composed solely of two or more directors eligible to serve on a committee making awards. The plan administrator has the full authority to select recipients of the grants, determine the extent of the grants, establish additional terms, conditions, rules or procedures to accommodate rules or laws of applicable non-U.S. jurisdictions, adjust awards and to take any other action deemed appropriate; however, no action may be taken that is inconsistent with the terms of the 2014 Plan.

Available Shares

Subject to adjustment upon certain corporate transactions or events, a maximum of 12,800,000 shares of our common stock may be issued under the 2014 Plan. In addition, subject to adjustment upon certain corporate transactions or events, a participant in the 2014 Plan may not receive options or stock appreciation rights with respect to more than 5,000,000 shares of common stock in any year. Any shares covered by an award which is forfeited, canceled, or expires shall be deemed to have not been issued for purposes of determining the maximum aggregate number of shares which may be issued under the 2014 Plan, except that the maximum aggregate number of shares which may be issued pursuant to the exercise of incentive stock options shall not exceed 12,800,000 shares. Shares that actually have been issued under the 2014 Plan pursuant to an award shall not be returned to the 2014 Plan and shall not become available for future issuance under the 2014 Plan other than unvested shares that are forfeited or repurchased by us. To the extent that cash is delivered in lieu of shares of common stock upon the exercise of a stock appreciation right, we shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of common stock which we were entitled to issue upon such exercise or on the exercise of any related option. Shares of common stock reacquired by us on the open market or otherwise using cash proceeds from the exercise of options shall not be available for awards under the 2014 Plan.

Eligibility and Types of Awards

The 2014 Plan permits us to grant stock awards, including stock options and stock appreciation rights, to our employees, directors, and consultants.

Stock Options

A stock option may be an incentive stock option, within the meaning of section 422 of the Code, or a nonstatutory stock option. However, only employees may be granted incentive stock options. Incentive and nonstatutory stock options are granted pursuant to option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2014 Plan, provided that the exercise price of a stock option cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2014 Plan vest at the rate specified by the plan administrator.

The plan administrator determines the term of the stock options granted under the 2014 Plan, up to a maximum of 10 years, except in the case of certain incentive stock options, as described below. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s relationship with us, or any of our affiliates, ceases for any reason other than disability or death, the optionholder may exercise any options vested as of the date of termination, but only during the post-termination exercise period designated in the optionholder’s stock option agreement. The plan administrator may determine such other portion of the optionholder’s unvested award that may be exercised during the post-termination exercise period. The optionholder’s stock option agreement may provide that upon the termination of the optionholder’s relationship with us, for cause, the optionholder’s right to exercise its options shall terminate concurrently with the termination of the relationship. If an optionholder’s service relationship with us, or any of its affiliates, ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or beneficiary may exercise any vested options for a period of 12 months. The option term may be extended in the event that exercise of the option following termination of service is prohibited by applicable securities laws or such longer period as specified in the stock option agreement but in no event beyond the expiration of its term.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (a) cash or check, (b) surrender of a promissory note acceptable to the plan administrator (subject to minimum interest provisions set forth in the 2014 Plan), (c) a broker-assisted cashless exercise, (d) the tender of common stock previously owned by the optionholder, (e) a net exercise of the option, (f) past or future services rendered, (g) any combination of the foregoing methods of payment, and (h) any other legal consideration approved by the plan administrator.

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Unless the plan administrator provides otherwise, awards generally are not transferable except by will or the laws of descent and distribution. An optionholder may designate a beneficiary, however, who may exercise the option following the optionholder’s death.

Incentive stock options may be granted only to our employees. The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to incentive stock options that are exercisable for the first time by an optionholder during any calendar year under the 2014 Plan may not exceed $100,000. No incentive stock option may be granted to any employee who, at the time of the grant, owns or is deemed to own stock representing more than 10% of the voting power of all classes of our stock or any of our affiliates unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (b) the term of the incentive stock option does not exceed five years from the date of grant.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2014 Plan either concurrently with the grant of an option or alone, without reference to any related stock option. The plan administrator determines both the number of shares of common stock related to each stock appreciation right and the exercise price for a stock appreciation right, within the terms and conditions of the 2014 Plan, provided that the exercise price of a stock appreciation right cannot be less than 100% of the fair market value of the common stock subject thereto on the date of grant. In the case of a stock appreciation right granted concurrently with a stock option, the number of shares of common stock to which the stock appreciation right relates will be reduced in the same proportion that the holder of the related stock option exercises the option.

The plan administrator determines whether to deliver cash in lieu of shares of common stock upon the exercise of a stock appreciation right. If common stock is issued, the number of shares of common stock that will be issued upon the exercise of a stock appreciation right is determined by dividing (i) the number of shares of common stock as to which the stock appreciation right is exercised multiplied by the amount of the appreciation in such shares, by (ii) the fair market value of a share of common stock on the exercise date.

If the plan administrator elects to pay the holder of the stock appreciation right cash in lieu of shares of common stock, the holder of the stock appreciation right will receive cash equal to the fair market value on the exercise date of any or all of the shares which would otherwise be issuable.

The exercise of a stock appreciation right related to a stock option is permissible only to the extent that the stock option is exercisable under the terms of the 2014 Plan on the date of surrender. Any incentive stock option surrendered will be deemed to have been converted into a non-qualified stock option immediately prior to such surrender.

Restricted Stock

Restricted stock awards are awards of shares of our common stock that vest in accordance with established terms and conditions. The Board or committee thereof sets the terms of the restricted stock awards, including the size of the restricted stock award, the price (if any) to be paid by the recipient, the vesting schedule, and any performance criteria that may be required for the stock to vest. The restricted stock award may vest based on continued employment and/or the achievement of performance goals. If a participant’s service terminates before the restricted stock is fully vested, all of the unvested shares may be forfeited to, or repurchased by, us.

Restricted Stock Units

A restricted stock unit is a right to receive stock or cash equal to the value of a share of stock at the end of a set period. No stock is issued at the time of grant. The Board or committee thereof sets the terms of the restricted stock unit award, including the size of the restricted stock unit award, the consideration (if any) to be paid by the recipient, the vesting schedule, any performance criteria and the form (stock or cash) in which the award will be settled. When a participant’s service terminates, the unvested portion of the restricted stock unit award generally will be forfeited.

Corporate Transactions

Effective upon the consummation of a corporate transaction, all outstanding awards under the 2014 Plan shall terminate. However, all such awards shall not terminate to the extent they are assumed in connection with the corporate transaction.

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The plan administrator shall have the authority, exercisable either in advance of any actual or anticipated corporate transaction or at the time of an actual corporate transaction and exercisable at the time of the grant of an award under the 2014 Plan or any time while an award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested awards under the 2014 Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such awards in connection with a corporate transaction, on such terms and conditions as the plan administrator may specify. The plan administrator may also condition any such award’s vesting and exercisability or release from such limitations upon the subsequent termination of the continuous service of the holder of the award within a specified period following the effective date of the corporate transaction. The plan administrator may provide that any awards so vested or released from such limitations in connection with a corporate transaction, shall remain fully exercisable until the expiration or sooner termination of the award.

Amendment and Termination

The Board of Directors may amend, suspend, or terminate the 2014 Plan, except that it may not amend the 2014 Plan in any way that would adversely affect a participant with respect to an award previously granted. In addition, the Board may not amend the 2014 Plan without our stockholders approval if such approval is then required pursuant to Section 422 of the Code, the regulations promulgated thereunder, or the rules of any stock exchange or similar regulatory body.

Tax Withholding

The Board of Directors may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by (a) causing the participant to tender a cash payment, (b) withholding shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award, (c) withholding cash from an award settled in cash or other amounts payable to the participant, and/or (d) any other method set forth in the award agreement.

Summary of Federal Income Tax Consequences of the 2014 Plan

The following summary is intended only as a general guide to the U.S. federal income tax consequences under current law of participation in the 2014 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances. Furthermore, the tax consequences are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable. Recipients of awards under the 2014 Plan should consult their own tax advisors to determine the tax consequences to them as a result of their particular circumstances.

Incentive Stock Options

A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under section 422 of the Code.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, we will not be entitled to any income tax deduction.

If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally we will be entitled (subject to the requirement of reasonableness, the provisions of section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options

Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income as the result of the grant of such an option so long as the exercise price is equal to the fair market value of the stock on the date of grant and the option (and not the underlying stock) does not have a readily ascertainable fair market value at such time. Upon exercise of a nonstatutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the then-fair market value of the shares purchased. Generally, we will be entitled (subject to the requirement of reasonableness, the provisions of section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant.

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Upon the disposition of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss.

Stock Appreciation Rights

A participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock

A participant acquiring restricted stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” (as defined below) and their purchase price, if any. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable, or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. We generally will be entitled (subject to the requirement of reasonableness, the provisions of section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which such ordinary income is recognized by the participant.

Restricted Stock Units

No taxable income is recognized upon receipt of a restricted stock unit award. In general, the participant will recognize ordinary income in the year in which the units vest and are settled in an amount equal to any cash received and the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally will be entitled (subject to the requirement of reasonableness, the provisions of section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Potential Limitation on Deductions

Compensation of persons who are “covered employees” of our company is subject to the tax deduction limits of section 162(m) of the Code. Awards that qualify as “performance-based compensation” are exempt from section 162(m), thereby permitting us to claim the full federal tax deduction otherwise allowed for such compensation.

In accordance with Treasury Regulations (defined below) issued under section 162(m) of the Code, compensation attributable to awards of stock options and stock appreciation rights will qualify as performance-based compensation if (i) such awards are approved by a compensation committee composed solely of “outside directors”, (ii) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, (iii) the plan is approved by the stockholders, and (iv) the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant. It is intended that options and SARs granted under the 2014 Plan qualify as performance-based compensation that is exempt from the $1 million deduction limitation. “Treasury Regulations” means the regulations promulgated by the United States Department of the Treasury pursuant to the Code.

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Further, in accordance with Treasury Regulations issued under section 162(m) of the Code, compensation attributable to restricted stock awards, and restricted stock unit awards granted under a plan will qualify as performance-based compensation if (i) the award is granted by a compensation committee composed solely of “outside directors,” (ii) the award becomes vested or is settled, as applicable, only upon the achievement of a performance goal based upon objective business criteria established in writing by the compensation committee within 90 days after the commencement of the performance period and while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the settlement of the award that the performance goal has been satisfied, and (iv) prior to the granting (or vesting or settlement) of the award, the stockholders have approved the material terms that may be incorporated into an award by the compensation committee (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal). It is intended that the Committee may grant restricted stock awards and restricted stock unit awards under the 2014 Plan that qualify as performance-based compensation that is exempt from the $1 million deduction limitation.

The foregoing is only a summary, based on the current Code and Treasury Regulations thereunder, of the U.S. federal income tax consequences to the participant and us with respect to the grant and exercise of options and other awards under the 2014 Plan. The summary does not purport to be complete, and it does not address the tax consequences of the participant’s death, any tax laws of any municipality, state or foreign country in which a participant might reside, or any other laws other than U.S. federal income tax laws.

Vote Required

Approval of the 2014 Plan requires the affirmative vote of the holders of at least a majority of the shares of our common stock present or represented at the meeting.

The Board of Directors unanimously recommends that you vote FOR the APPROVAL OF THE 2014 STOCK INCENTIVE PLAN.

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PROPOSAL NO. 5 —

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed the firm of EisnerAmper LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2014. The Board has ratified this appointment and recommends that the stockholders ratify this appointment. If the appointment of EisnerAmper is not ratified by the stockholders, the Audit Committee will reconsider, but might not change, its selection.

On January 18, 2011, we hired EisnerAmper to audit our financial statements for the year ended December 31, 2010. In March 2011, we hired EisnerAmper to re-audit our financial statements for the years ended December 31, 2006 to December 31, 2009 and the period from October 7, 2005 (inception) to December 31, 2005 and for the period from October 7, 2005 (inception) to December 31, 2012. EisnerAmper has advised us that it does not have, and has not had, any direct or indirect financial interest in our company in any capacity other than that of serving as the independent registered public accounting firm. Representatives of EisnerAmper will not be present at the Annual Meeting, but will be available by telephone and will have an opportunity to make a statement, if they desire to do so, and will also be available to respond to appropriate questions.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock present or represented and entitled to be voted at the meeting shall constitute ratification of the appointment of EisnerAmper LLP.

Our Board of Directors has unanimously approved and recommends a vote “FOR” the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Stockholders

The following table sets forth certain information regarding the ownership of shares of our common stock as of April 30, 2014 by (1) each person known by us to beneficially own more than 5% of the outstanding shares of common stock, (2) each director and director nominee of our company, (3) each of the Named Executive Officers, as listed in the Summary Compensation Table below, and (4) all directors, director nominees and executive officers of our company as a group. The table also provides the ownership of shares of our common stock as of April 30, 2014 on a pro forma basis, assuming the acquisition of Assembly had occurred on that date, but without giving effect to the proposed one-for-five reverse stock split.

This table is based upon information supplied by our Named Executive Officers, directors, director nominees and principal stockholders and from Schedules 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Share ownership in each case includes shares issuable upon exercise of options and warrants that may be exercised within 60 days after April 30, 2014 for purposes of computing the percentage of common stock owned by such person, but not for purposes of computing the percentage owned by any other person. Unless otherwise noted, the address for each person listed is 99 Hudson Street, 5th Floor, New York, New York 10013. Applicable percentages are based on 23,396,259 shares outstanding on April 30, 2014.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage Owned (%)	Pro Forma – Shares Beneficially Owned Immediately After the Assembly Acquisition		Pro Forma – Percentage Owned (10%)

5% Stockholders:
Broadfin Capital, LLC (1) 237 Park Avenue, Suite 900 New York, NY 10017	1,849,839	7.9%	1,849,839		4.2

Baker Bros. Advisors, LLC (2) 667 Madison Avenue, 21st Floor New York, NY 10065	2,177,840	9.3%	2,177,840		5.0

Visium Asset Management, LP (3) 888 Seventh Avenue New York, NY 10019	1,800,000	7.7%	1,800,000		4.1

Directors and Named Executive Officers:
Anthony Altig (4)	38,334	*	38,334		*
Mark Auerbach (5)	48,340	*	48,340		*
Russell H. Ellison (6)	686,664	2.6%	686,664		*
Joseph Felder (7)	50,356	*	50,356		*
Myron Holubiak (8)	48,340	*	48,340		*
David J. Barrett (9)	382,588	1.6%	382,588		*

Director Nominees
Derek Small	-0-	*	3,569,773	(10)	8.2
Richard DiMarchi	-0-	*	1,599,878		3.7
William Ringo	-0-	*	60,073		*

All directors, director nominees and executive officers as a group (8 persons) (11)	1,254,622	5.1%	7,714,208		17.2

*	Less than 1%.

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(1)	Based on information contained in Schedule 13G/A filed with the SEC on February 14, 2014 by Broadfin Capital, LLC, Broadfin Healthcare Master Fund, Ltd. and Kevin Kotler. According to the Schedule 13G/A, all three reporting persons hold shared voting and dispositive power over the shares. The principal business address for Broadfin Healthcare Master Fund, Ltd. is 20 Genesis Close, Ansbacher House, Second Floor, Grand Cayman KY1-1108, Cayman Islands.

(2)	Based on the information contained in Schedule 13G/A filed with the SEC on February 14, 2014 by Baker Bros. Advisors (GP) LLC, Baker Bros. Advisors LP, Felix J. Baker and Julian C. Baker. The Schedule 13G/A provides that each of the four reporting persons hold sole voting and dispositive power over all of the shares by virtue of their ownership of entities that have the power to control the investment decisions of three limited partnerships: 667, L.P.; Baker Brothers Life Sciences, L.P.; and 14159, L.P. Felix J. Baker and Julian C. Baker are principals of Baker Bros. Advisors, LLC. Felix J. Baker and Julian C. Baker disclaim beneficial ownership of the shares.

(3)	Based on the information contained in Schedule 13G/A filed with the SEC on February 14, 2014 by Visium Asset Management, LP (“VAM”), Visium Balanced Master Fund, Ltd., JG Asset, LLC and Jacob Gottlieb. According to the Schedule 13G/A, all three reporting persons hold shared voting and dispositive power over the shares. VAM is investment manager to pooled investment funds and may be deemed to beneficially own the shares that are beneficially owned by the pooled investment funds. JG Asset, LLC is the general partner of VAM and may be deemed to beneficially own the shares that are beneficially owned by VAM. Jacob Gottlieb is the managing member of JG Asset, LLC and may be deemed to beneficially own the shares that are beneficially owned by JG Asset, LLC.

(4)	Includes 23,334 shares that Mr. Altig has the right to acquire from us within 60 days of April 30, 2014 pursuant to the exercise of stock options.

(5)	Consists of 48,340 shares that Mr. Auerbach has the right to acquire from us within 60 days of April 30, 2014 pursuant to the exercise of stock options.

(6)	Includes (i) 8,065 shares of our common stock issuable upon exercise of a warrant, (ii) 50,000 shares of restricted stock, and (iii) 593,599 shares that Dr. Ellison has the right to acquire from us within 60 days of April 30, 2014 pursuant to the exercise of stock options.

(7)	Consists of 50,356 shares that Dr. Felder has the right to acquire from us within 60 days of April 30, 2014 pursuant to the exercise of stock options.

(8)	Consists of 48,340 shares that Mr. Holubiak has the right to acquire from us within 60 days of April 30, 2014 pursuant to the exercise of stock options.

(9)	Consists of (i) 50,000 shares of restricted stock, and (ii) 332,588 shares that Mr. Barrett has the right to acquire from us within 60 days of April 30, 2014 pursuant to the exercise of stock options.

(10)	Does not include 799,939 shares of our common stock that Mr. Small would have the right to acquire from us, but that are not exercisable within 60 days of April 30, 2014.

(11)	Includes the shares described in footnotes (4) through (9).

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DIRECTOR COMPENSATION

The following table shows the compensation earned by each of our non-employee directors for the year ended December 31, 2013.

Non-Employee Director Compensation in Fiscal 2013

Name (1)	Fees Earned or Paid in Cash	Option Awards ($)(2)	All Other Compensation ($)	Total ($)

Anthony E. Altig	$40,000	-0-	-0-	$40,000

Mark Auerbach	45,000	21,030	-0-	66,030

Joseph Felder(3)	40,000	21,030	-0-	61,030

Myron Holubiak	45,000	21,030	-0-	66,030

(1)	As of December 31, 2013, our non-employee directors held options to purchase the following number of shares of our common stock: Mr. Altig, 35,000 shares; Mr. Auerbach, 55,000 shares; Dr. Felder, 57,016 shares; and Mr. Holubiak, 55,000 shares.

(2)	The reported amount in the table above of the stock option grants made in 2013 represents the aggregate grant date fair value of the options computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 6 of the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2013.

(3)	Dr. Felder is not being renominated as a result of the proposed acquisition of Assembly.

In September 2011, the Compensation Committee engaged Frederick W. Cook & Co., an independent compensation consultant, to review our non-employee director compensation as compared to that of comparable small public companies in the industry. In November 2011, based on the recommendation of Frederick W. Cook & Co., our Board, with the recommendation of the Compensation Committee, approved our current non-employee director compensation. Directors receive a grant of 10,000 options annually. Upon joining the Board, a new director will be granted 35,000 stock options; in the next calendar year, that director will receive no options; and in the next calendar year he will receive the 10,000 annual grant of options to all directors. Each non-employee director receives an annual cash fee of $40,000, payable quarterly. The chairman of the Audit Committee and the lead independent director each receives an additional annual cash fee of $5,000.

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EXECUTIVE COMPENSATION

Our executive officers are Dr. Russell H. Ellison, our President and Chief Executive Officer, and David J. Barrett, our Chief Financial Officer. Information on Dr. Ellison is provided under “Proposal No.1 – Election of Directors” above. Information on Mr. Barrett is below.

Name	Age (as of 02/28/14)	Business Experience For Last Five Years

David J. Barrett	38	Mr. Barrett joined us as Chief Financial Officer in July 2010. From April 2006 to September 2009, Mr. Barrett served as Chief Financial Officer of Neuro-Hitech, Inc., a public company focused on developing, marketing and distributing branded and generic pharmaceutical products. From September 2003 to April 2006, Mr. Barrett was the Chief Financial Officer /Vice President of Finance of Overture Asset Managers and Overture Financial Services, which, at the time, was a start-up asset management firm that assembled investment products and platforms to distribute turnkey and unbundled investment solutions to financial intermediaries and institutional investors. From July 1999 to September 2003, Mr. Barrett was employed as a Manager at Deloitte & Touche, LLP. Mr. Barrett serves as a director and the chairman of the audit committee of Coronado Biosciences, Inc (NASDAQ: CNDO) as well as on the boards of several privately held companies. Mr. Barrett received his B.S. in Accounting and Economics and his M.S. in Accounting from the University of Florida. He is a certified public accountant.

Components of our Executive Compensation Program

The principal components of our executive compensation program are base salary, annual bonus, and long-term incentives. Our Compensation Committee believes that each component of executive compensation must be evaluated and determined with reference to competitive market data, individual and corporate performance, our recruiting and retention goals, internal equity and consistency, and other information we deem relevant. We believe that in the biopharmaceutical industry stock option and/or other equity awards are a primary motivator in attracting and retaining executives, in addition to salary and cash incentive bonuses.

The components of our compensation package are set forth below.

Base Salary

We provide base salaries for our Named Executive Officers to compensate them for their services rendered during the fiscal year. Base salaries for our Named Executive Officers have been established based on their position and scope of responsibilities, their prior experience and training, and competitive market compensation data we review for similar positions in our industry.

Base salaries are reviewed periodically and may be increased for merit reasons based on the executive’s performance, for retention reasons or if the base salary is not competitive to salaries paid by comparative companies for similar positions. Additionally, we may adjust base salaries throughout the year for promotions or other changes in the scope or breadth of an executive’s role or responsibilities.

Annual Incentive Bonus

A significant element of the cash compensation of our Named Executive Officers is an annual performance-based cash bonus. A named executive officer’s target bonus is generally set as a percentage of base salary to reward strong performance and retain his or her employment in a competitive labor market. In the case of Dr. Ellison and Mr. Barrett, their prior employment agreements, effective through 2013, provided an annual bonus of up to 50% and 25% of their base salary, respectively. Their current employment agreements provide for 50% each. Bonuses are based on the achievement of significant company goals, including research, clinical development, financial, business development and operational milestones, with specific goals tailored to the executive officer’s area of responsibility. The performance goals generally are determined by our Compensation Committee in the first quarter of the calendar year but the bonuses are determined at the time bonuses are paid. Additionally, the Board or the Compensation Committee may increase or decrease an executive’s bonus payment (above or below the target) based on its assessment of the company’s and an executive’s individual performance during a given year. For 2013, annual bonuses were based on achievement of company goals related to development of VEN 307, financial operations/investor relations, strategic planning, business development/commercialization, and corporate governance. Each officer's potential bonus was weighted differently for each set of goals, depending on his respective area of responsibility. The business development/commercialization goals for VEN 307 were not met, due to the results of the Phase III trial being no better than placebo as reported in February 2014. The strategic planning goals and corporate governance goals generally were met. The Compensation Committee considered the impact of VEN 307 in adjusting goals and weightings for goals in assessing performance for 2013. The resulting bonuses for Dr. Ellison and Mr. Barrett were $18,750 and $68,750, respectively, which represented 10% and 50% of their respective total possible bonuses for 2013.

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Long-term Incentives

Our equity-based long-term incentive program is designed to align our Named Executive Officers’ long-term incentives with stockholder value creation. We believe that long-term participation by our executive officers in equity-based awards is a critical factor in the achievement of long-term company goals and business objectives. Our 2010 Plan allows the grant to executive officers of stock options, as well as other forms of equity incentives, as part of our overall compensation program. Grants of options to our executive officers other than our Chief Executive Officer are recommended by the Chief Executive Officer and finalized by the Compensation Committee and/or the Board. Grants of options to our Chief Executive Officer are made by the Compensation Committee and/or the Board.

On April 5, 2013, we granted 200,000 restricted stock units to each of Dr. Ellison and Mr. Barrett to more strongly incentivize them to successfully complete the development and to initiate the commercialization of our lead product candidate, VEN 307 (diltiazem), and to continue to strive to grow company value. We approved these grants after considerable deliberation, including consultation with an independent compensation consulting firm, on the best means to retain and incentivize our longer-term employees, all of whom have prior option grants that are significantly underwater. In approving these restricted stock units, the Board’s guiding principle was to create a program that is designed to incentivize management to generate a significant increase in total shareholder return as measured by sustained increases in our stock price.

Of the restricted stock units granted to each of Dr. Ellison and Mr. Barrett, 25% vested immediately at grant. The remaining 75% will vest in equal 25% tranches if the 20 trading day volume-weighted average price of our common stock as reported on the NASDAQ Capital Market is at least $4.15, $5.15 and $6.15, respectively. The price thresholds were based on $1.00 increases over the 20 trading day volume-weighted average price of our common stock as reported on the NASDAQ Capital Market on April 3, 2013. The performance period for the unvested restricted stock units is June 30, 2016; if one or more of the stock price thresholds are not met by that date the unvested units will expire. As of the date of this proxy statement, none of the thresholds has been met. If the reverse stock split is approved and effected, the price thresholds of the restricted stock units will be correspondingly increased.

Both Dr. Ellison and Mr. Barrett elected to defer receipt of all shares issuable under the units, including the immediately vested shares, until the earliest of termination of employment, a change in control of our company, or April 1, 2015.

Other Compensation

We maintain broad-based benefits and perquisites that are provided to all eligible employees, including health insurance, life and disability insurance, dental insurance and paid vacation.

Pension Benefits

We do not maintain any qualified or non-qualified defined benefit plans. As a result, none of our Named Executive Officers participate in or have account balances in qualified or non-qualified defined benefit plans sponsored by us. Our Compensation Committee may elect to adopt qualified or non-qualified benefit plans in the future if it determines that doing so is in our best interests.

Nonqualified Deferred Compensation

None of our Named Executive Officers participate in or have account balances in nonqualified defined contribution plans or other non-qualified deferred compensation plans maintained by us. Our Compensation Committee may elect to provide our officers and other employees with non-qualified defined contribution or other non-qualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

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Summary Compensation Table

The following table sets forth all compensation earned in the fiscal years ended December 31, 2013 and 2012 by our Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards (1) ($)	Non-equity incentive plan compensation (2) ($)	All other compensation ($)	Total ($)
Russell H. Ellison, M.D.	2013	$375,000	$-	$147,500	$322,739	$18,750	$-	$541,250
President and Chief Executive Officer	2012	375,000	75,000	-	-	175,780	-	948,519

David J. Barrett	2013	$250,000	$-	$147,500	$215,160	$68,750	$-	$466,250
Chief Financial Officer	2012	250,000	-	-	-	67,500	-	532,660

(1)	The reported amounts represent the grant date fair value of the award, computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 6 of the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2013.

(2)	Non-equity incentive plan compensation represents amounts paid as annual performance awards.

Outstanding Equity Awards at December 31, 2013

The following table contains certain information concerning unexercised options for the Named Executive Officers as of December 31, 2013.

Name	Grant date	Number of securities underlying unexercised options exercisable(#)	Number of securities underlying unexercised options unexercisable(#)	Option exercise price ($)	Option expiration date	Number of shares that have not vested (#)	Market Value of shares that have not vested (#)
Russell H. Ellison, M.D.	12/22/10	573,599	-0-	$6.00	12/22/20	-	-
	1/15/12(1)	20,000	40,000	$8.10	1/15/22	-	-
	4/05/13(2)	-	-0-		-	$150,000	$573,000

David J. Barrett	12/22/10	305,962		$6.00	12/22/20	-	-
	1/15/12(1)	13,334	26,666	$8.10	1/15/22	-	-
	4/05/13(2)	-				$150,000	$573,000

(1)	One-third of the options vest on the grant date, one-third vest on the first anniversary of the grant date and one-third vest on the second anniversary of the grant date.

(2)	The restricted stock units will vest in equal 25% tranches if the 20 trading day volume-weighted average price of our common stock as reported on the NASDAQ Capital Market is at least $4.15, $5.15 and $6.15, respectively. The price thresholds were based on $1.00 increases over the 20 trading day volume-weighted average price of our common stock as reported on the NASDAQ Capital Market on April 3, 2013. Market value is calculated by multiplying the number of stock units by the closing price of $3.82 for our common stock on December 31, 2013.

Employment Arrangements

Dr. Ellison serves as our Chief Executive Officer and David J. Barrett serves as our Chief Financial Officer, each pursuant to an employment agreement entered into on January 15, 2014, and effective as of December 22, 2013. These employment agreements replaced the prior agreements between us and each of Dr. Ellison and Mr. Barrett that expired on December 22, 2013 in accordance with their terms.

Each new employment agreement has a term of two years and will be automatically extended for additional one-year periods unless we notify the officer at least 180 days prior to the then current expiration date that we intend to not extend the employment agreement. The employment agreements provide for a base salary of $475,000 per year for Dr. Ellison and $300,000 for Mr. Barrett, and an annual discretionary bonus of up to 50% of the officer’s base salary based on financial, clinical development and business milestones established by the Board of Directors. Pursuant to the employment agreements, Dr. Ellison and Mr. Barrett received a grant of options to purchase 395,500 shares and 213,000 shares, respectively, of our common stock with a purchase price of $3.81, which was the closing price of the common stock on January 14, 2014. The stock options have a 10-year term and one-third of the options vest on each of the first, second, and third anniversaries of the employment agreement’s effective date.

34

During the term of Dr. Ellison’s employment agreement, we will use our best efforts to cause him to be elected as a member and the Chairman of our Board of Directors.

Under the employment agreements, Dr. Ellison and Mr. Barrett are prohibited for 12 months after termination of employment from (i) engaging within the restricted territory (as defined in the agreement) in developing novel prescription drugs for the specific disease treatment of hemorrhoids, anal fissures, and fecal incontinence or any other business in which we are actively engaged at the time of termination of employment, (ii) holding a position in or with responsibility for all or a part of the restricted territory (A) with any person or entity engaged in such a business and for which the officer will perform services that are the same or substantially similar to those performed by him for us within 12 months prior to termination of employment, or (B) in which the officer will use or disclose any of our confidential information, (iii) being employed or engaged by any person or entity that was an agent or customer of ours with whom the officer worked during his employment with us and for whom he will be performing services that are the same or substantially similar to those services he provided to the agent or customer during the officer’s employment with us, (iv) soliciting our customers for purposes of marketing or selling similar or competitive products, or interfering with the business relationship between our company and our customers, and (v) inducing any employee or consultant of ours to terminate employment or a contractual relationship with us. In the employment agreement, the term “restricted territory” is defined generally as any country in which we conduct business as of the date of termination of the officer’s employment.

If we terminate either Dr. Ellison or Mr. Barrett for cause (as defined in the agreement) or if he terminates without good reason (as defined in the agreement), we will pay his then-current base salary through the date of his termination and any expense reimbursement amounts owed through the date of termination. If Dr. Ellison’s or Mr. Barrett’s employment is terminated as a result of his death, then we will pay to his estate his then-current base salary for a period of 12 months following such termination.

If either Dr. Ellison’s or Mr. Barrett’s employment is terminated in connection with or within six months of a change of control (as defined in the agreement), we will provide him the following benefits: (i) a lump-sum payment equal to 18 months of his then-current base salary, (ii) the full annual discretionary bonus as established by the Board, (iii) immediate vesting in full of all equity awards, (iv) extension of the exercise period for all stock options to the end of their term, and (v) reimbursement of COBRA premiums for 18 months or until the officer is eligible for insurance benefits from another employer, whichever is earlier. In the employment agreement, the term “change in control” is defined generally as the acquisition by any person of more than 50% of the voting power of our then-outstanding securities, and/or the merger or consolidation of our company or the sale of all or substantially all of our assets.

If either Dr. Ellison’s or Mr. Barrett’s employment is terminated as a result of disability, by us without cause (as defined in the agreement), or by the officer for good reason (as defined in the agreement), we will provide him the following benefits: (i) continued payment of his then-base salary for 12 months following date of termination of employment, (ii) immediate vesting in full of all equity awards that would have become vested during the 12 months following termination of employment, (iii) extension of the exercise period for all vested stock options to the end of their term, and (iv) reimbursement of COBRA premiums for 12 months or until the officer is eligible for insurance benefits from another employer, whichever is earlier.

In the employment agreements, the term “cause” is defined generally as (i) willful failure to perform the officer’s duties, (ii) willful or intentional misconduct or gross negligence, (iii) indictment of any felony or a misdemeanor involving moral turpitude, (iv) engagement in some form of harassment prohibited by law, (v) intentional misappropriation or embezzlement of our property, (vi) breach by the officer of the non-misappropriation, non-compete and non-solicitation provisions of the agreement, and (vii) uncured breach by the officer of any other provision of the agreement. In the employment agreements, the term “good reason” is defined generally as (i) any material reduction of the officer’s duties, responsibilities, or authority, (ii) any material reduction of the officer’s compensation or benefits, (iii) relocation of our headquarters or the officer’s residence or primary place of employment to a location outside a 30-mile radius of New York, New York. In addition, in the case of Dr. Ellison, “good reason” also is defined as (i) our failure to nominate him for election to our Board and to recommend that stockholders to vote in support of such nomination, (ii) failure of our Board to appoint him as President and Chief Executive Officer, or (iii) removal of him from the Board or as President and Chief Executive Officer, provided that such failure or removal is not in connection with either a termination of Dr. Ellison’s employment for cause, or as a result of the failure of our stockholders to elect Dr. Ellison to the Board.

35

INDEPENDENCE OF DIRECTORS

Because our common stock is listed on the NASDAQ Capital Market, our Board applies the NASDAQ Capital Market’s test for director independence to all of our directors. Using that test, the Board has determined that current directors Mark Auerbach, Joseph Felder, Myron Z. Holubiak and Anthony Altig, and director nominees Richard DiMarchi and William Ringo are independent under the NASDAQ Marketplace Rules. Russell Ellison is not independent because he is our current Chief Executive Officer. As part of such determination of independence, our Board has affirmatively determined that each of Mr. Auerbach, Dr. Felder, Mr. Holubiak, Mr. Altig, Dr. DiMarchi and Mr. Ringo does not have a relationship with our company that would interfere with the exercise of independent judgment in carrying out his responsibilities as a director.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The written charter of our Audit Committee authorizes and the NASDAQ Marketplace Rules require our Audit Committee to review and approve related party transactions. In reviewing related party transactions, our Audit Committee applies the basic standard that transactions with affiliates should be made on terms no less favorable to us than could have been obtained from unaffiliated parties. Therefore, the Audit Committee reviews the benefits of the transactions, terms of the transactions and the terms available from unrelated third parties, as applicable. All transactions other than compensatory arrangements between us and our officers, directors, principal stockholders and their affiliates will be approved by our Audit Committee or a majority of the disinterested directors, and will continue to be on terms no less favorable to us than could be obtained from unaffiliated third parties. There were no related party transactions in 2013 and, as of the date of this proxy statement, none have been undertaken in 2014.

AUDITOR AND AUDIT COMMITTEE MATTERS

Report of the Audit Committee

The Audit Committee has reviewed and discussed our consolidated audited financial statements for the year ended December 31, 2013 with management. The Audit Committee has discussed with EisnerAmper the matters required to be discussed by Auditing Standard No. 16, issued by the Public Company Accounting Oversight Board, or PCAOB. The Audit Committee has received the written disclosures and the letter from EisnerAmper required by the PCAOB, and has discussed with EisnerAmper its independence. Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board that the consolidated audited financial statements be included in our Annual Report on Form 10-K for fiscal 2013.

The Board has determined that the members of the Audit Committee are independent as defined in Nasdaq Marketplace Rule 5605(a)(2). The Board also has determined that each of Anthony Altig and Mark Auerbach is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K.

Principal Accounting Fees and Services

Audit Fees. Audit fees include fees billed to us by EisnerAmper in connection with its annual audit of our financial statements and procedures related to our regulatory filings, including regulatory filings and the comfort letter for our 2013 public offering and our 2013 and 2012 at-the-market sales program. The aggregate fees billed to us by EisnerAmper for such audit services rendered for the fiscal years ended December 31, 2013 and 2012 were $177,479 and $198,288, respectively.

Audit-Related Fees. Audit-related services consist solely of routine accounting consultations. During the fiscal years ended December 31, 2013 and 2012, EisnerAmper did not bill us for any audit-related services.

Tax Fees. Tax fees include corporate tax compliance, assistance with an IRS examination as well as advisory services. The aggregate fees billed to us by EisnerAmper for tax-related services in the fiscal years ended December 31, 2013 and December 31, 2012 were $15,500 and $6,000, respectively.

All Other Fees. During the fiscal years ended December 31, 2013 and 2012, EisnerAmper did not bill us for any other fees.

The Audit Committee of the Board considered all of the above activities to be compatible with the maintenance of EisnerAmper’s independence. The Audit Committee discussed these services with EisnerAmper and our management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the PCAOB.

36

Although the Audit Committee does not have formal pre-approval policies and procedures in place, it pre-approved all of the services performed by EisnerAmper as discussed above, as required by SEC regulation.

Submitted by:	The Audit Committee

Mark Auerbach, Chairman
Anthony Altig
Myron Holubiak

This Audit Committee Report shall not be deemed to be filed with the SEC or incorporated by reference into any of our previous or future filings with the SEC, except as otherwise explicitly specified by us in any such filing.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act, our directors and executive officers are required to file reports Pursuant to Section 16(a) of the Securities Exchange Act, our directors and executive officers are required to file reports with the SEC indicating their holdings of and transactions in our equity securities. To our knowledge, based solely on our review of the copies of such reports furnished to us and written representations that no other reports were required, there were no reports required under Section 16(a) of the Exchange Act which were not timely filed during the fiscal year ended December 31, 2013.

Deadline for Stockholder Proposals FOR 2014 ANNUAL MEETING

Stockholders having proposals that they desire to present at next year’s annual meeting of our stockholders should, if they desire that such proposals be included in our proxy statement relating to such meeting, submit such proposals in time to be received by us not later than March 10, 2015. To be so included, all such submissions must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act and we direct your close attention to that rule. In addition, management’s proxy holders will have discretion to vote proxies given to them on any stockholder proposal of which we do not have notice prior to May 25, 2015. Proposals should be mailed to the Corporate Secretary, 99 Hudson Street, 5th Floor, New York, New York 10013.

STOCKHOLDER COMMUNICATIONS

Stockholders and other interested parties may communicate with the Board by writing to Russell H. Ellison, our President and Chief Executive Officer, at Ventrus Biosciences, Inc., 99 Hudson Street, 5th Floor, New York, New York 10013. Dr. Ellison will relay such communications to the Board.

Other Matters

The Board knows of no other business to be brought before the meeting, but intends that, as to any such other business, the shares will be voted pursuant to the proxy in accordance with the best judgment of the person or persons acting thereunder.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The rules of the SEC allow us to “incorporate by reference” into this proxy statement certain information that we have filed with the SEC. This means that we can disclose important information to our stockholders by referring you to another document. The information incorporated by reference into this proxy statement is an important part of this proxy statement and is considered to be part of this proxy statement from the date we file that information with the SEC.

Items 5, 6, 7, 7A, 8 and 9 of Part I of our Annual Report on Form 10-K for the year ended December 31, 2013 filed by us with the SEC on March 31, 2014 are incorporated by reference into this proxy statement. Our Annual Report on Form 10-K for the year ended December 31, 2013 is included in the 2013 Annual Report to Stockholders, which accompanies this proxy statement.

Items 1, 2 and 4 of Part I of our Quarterly Report on Form 10-Q for the three months ended March 31, 2014 filed by us with the SEC on May 15, 2014 are incorporated by reference into this proxy statement.

A copy of any of the documents referred to above will be furnished, without charge, by writing to Ventrus Biosciences, Inc., Attention: Corporate Secretary, 99 Hudson Street, 5th Floor, New York, New York 10013. The documents referred to above are also available from the EDGAR filings that can be obtained through the SEC’s website at http://www.sec.gov or our website at http://www.ventrusbio.com.

37

Appendix A

Assembly Pharmaceuticals, Inc.

(A Development Stage Company)

Financial Statements

For the Year Ended December 31, 2013, the Period From September 18, 2012 (inception) through December 31, 2012 and the Cumulative Period From

September 18, 2012 (inception) through December 31, 2013

Assembly Pharmaceuticals, Inc.

(A Development-Stage Company)

Index to Financial Statements

Independent auditors' report	1

Financial Statements

Balance Sheets as of December 31, 2013 and 2012	2

Statements of Operations for the year ended December 31, 2013, the period from September 18, 2012 (date of inception) through December 31, 2012 and for the cumulative period from September 18, 2012 (date of inception) through December 31, 2013	3

Statements of Stockholders’ Deficit for the cumulative period from September 18, 2012 (date of inception) through December 31, 2013	4

Statements of Cash Flows for the year ended December 31, 2013, the period from September 18, 2012 (date of inception) through December 31, 2012 and for the cumulative period from September 18, 2012 (date of inception) through December 31, 2013	5

Notes to Financial Statements	6

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of

Assembly Pharmaceuticals, Inc.

Report on the Financial Statements

We have audited the accompanying financial statements of Assembly Pharmaceuticals, Inc. (the "Company"), which comprise the balance sheets as of December 31, 2013 and 2012, and the related statements of operations and cash flows for the year ended December 31, 2013, the period from September 18, 2012 (date of inception) through December 31, 2012 and for the cumulative period from September 18, 2012 (date of inception) through December 31, 2013, and changes in stockholders’ deficit for the cumulative period from September 18, 2012 (date of inception) through December 31, 2013, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Assembly Pharmaceuticals, Inc. as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the year ended December 31, 2013, the period from September 18, 2012 (date of inception) through December 31, 2012, and the cumulative period from September 18, 2012 (date of inception) through December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company is a development-stage enterprise and has not yet generated any revenue from the sale of products, which raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.

/s/ EisnerAmper LLP

New York, New York

May 14, 2014

Assembly Pharmaceuticals, Inc.
(A Development-Stage Company)

Balance Sheets

December 31,	2013	2012

Assets

Current Assets
Cash	$824,866	$-
Prepaid expenses	17,517	-
Total Current Assets	842,383	-

Property and equipment	11,500	-
Security Deposits	16,606	-
Total Non-Current Assets	28,106	-

	$870,489	$-

Liabilities and Stockholders' Deficit

Current Liabilities
Accounts payable	$223,465	$11,334
Accrued expenses	51,261	-
Total Current Liabilities	274,726	11,334

Convertible Notes Payable	1,490,000	-
Contingent License Fee Payable	95,000	-
Total Non-Current Liabilities	1,585,000	-

Total Liabilities	1,859,726	11,334

Stockholders' Deficit
Common stock, $0.00001 par value, 11,500,000 shares authorized, 10,000,000 and zero issued and outstanding, respectively	100	-

Additional paid-in capital	-	-
Deficit accumulated during the development stage	(989,337)	(11,334)

Total Stockholders' Deficit	(989,237)	(11,334)

	$870,489	$-

See accompanying notes to financial statements

2

Assembly Pharmaceuticals, Inc.
(A Development-Stage Company)

Statements of Operations

	Year Ended December 31, 2013	Period from September 18, 2012 (Inception) through December 31, 2012	Cumulative Period from September 18, 2012 (Inception) through December 31, 2013

Operating Expenses:
Research and development	$822,409	$7,198	$829,607

General and administrative	121,692	4,136	125,828

Total Operating Expenses:	944,101	11,334	955,435

Loss From Operations	(944,101)	(11,334)	(955,435)

Interest expense	33,902	-	33,902

Net Loss	$(978,003)	$(11,334)	$(989,337)

See accompanying notes to financial statements

3

Assembly Pharmaceuticals, Inc.
(A Development-Stage Company)

Statements of Stockholders’ Deficit
For the Cumulative Period from September 18, 2012 (Inception) through December 31, 2013

				Deficit
				Accumulated
			Additional	During the	Total
	Common Stock		Paid-in	Development	Stockholders'
	Shares	Amount	Capital	Stage	Deficit

Net loss	-	$-	$-	$(11,334)	$(11,334)

Stockholders' Deficit, December 31, 2012	-	-	-	(11,334)	(11,334)

Initial capitalization	10,000,000	$100	$-	$-	$100
	-	-	-	-
Net loss	-	-	-	(978,003)	(978,003)

Stockholders' Deficit, December 31, 2013	10,000,000	$100	$-	$(989,337)	$(989,237)

See accompanying notes to financial statements

4

Assembly Pharmaceuticals, Inc.
(A Development-Stage Company)

Statements of Cash Flows

	Year Ended December 31, 2013	Period from September 18, 2012 (Inception) through December 31, 2012	Cumulative Period from September 18, 2012 (Inception) through December 31, 2013

Cash Flows From Operating Activities
Net loss	$(978,003)	$(11,334)	$(989,337)

Adjustments to reconcile net loss to net cash used in operating activities
Cash provided by changes in operating assets and liabilities
Prepaid expenses	(17,517)	-	(17,517)
Security deposits	(16,606)	-	(16,606)
Accounts payable	212,131	11,334	223,465
Accrued expenses	51,261	-	51,261
Contingent license fees	95,000	-	95,000

Net cash used in operating activities	(653,734)	-	(653,734)

Cash Flows From Investing Activities
Purchase of property and equipment	(11,500)	-	(11,500)

Cash Flows From Financing Activities
Proceeds from issuance of common stock	100	-	100
Proceeds from sale of convertible notes payable	1,490,000	-	1,490,000

Net cash provided by financing activities	1,490,100	-	1,490,100

Net Increase in Cash	824,866	-	824,866

Cash at beginning of period	-	-	-

Cash at end of period	$824,866	$-	$824,866

See accompanying notes to financial statements

5

Assembly Pharmaceuticals, Inc.
(A Development-Stage Company)

Notes to Financial Statements

1.	Description of the Business

Assembly Pharmaceuticals, Inc. (the “Company” or “Assembly Pharmaceuticals”) was incorporated in Delaware on September 18, 2012 and maintains its operations in San Francisco, California and Bloomington, Indiana.

Assembly Pharmaceuticals is a privately-held biopharmaceutical company. The Company has first and second generation pharmaceuticals programs focusing on Hepatitis B Viral (HBV) Core Protein Allosteric Modulators (CpAMs).

2.	Basis of Presentation

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

The Company is a development-stage enterprise, since it has not yet generated any revenue from the sale of products and, through December 31, 2013, its efforts have been principally devoted to developing its licensed technologies, recruiting personnel, establishing office facilities, and raising capital, and, accordingly, discloses inception-to-date information within these financial statements.

The Company’s financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The Company has experienced net losses since its inception and has an accumulated deficit of $894,337 at December 31, 2013. The Company expects to incur substantial and increasing losses and have negative net cash flows from operating activities as it expands its portfolio and engages in further research and development activities, particularly the conducting of pre-clinical and clinical trials.

The success of the Company depends on its ability to discover and develop new products to the point of FDA approval and subsequent revenue generation and, accordingly, to raise enough capital to finance these developmental efforts. In the future, management will need to raise additional capital through debt and/or equity transactions to finance the continued operating and capital requirements of the Company. Any amounts raised will be used to further develop the Company’s products, to acquire additional product licenses and for other working capital purposes. While the Company intends to raise additional capital to fund all operations for the next 12 to 24 months, management can provide no assurances that the Company will be able to raise sufficient funds. If the Company cannot obtain substantial working capital through raising additional equity capital or through other sources (if any), it will be forced to curtail its planned business operations. The uncertainty of this situation raises substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

6

Assembly Pharmaceuticals, Inc.
(A Development-Stage Company)

Notes to Financial Statements

3.	Summary of Significant Accounting Policies

Concentrations of Credit Risk

The Company, at times, maintains cash in accounts with a financial institution in excess of the amount insured by the Federal Deposit Insurance Corporation. The Company monitors the financial stability of this institution regularly, and management does not believe there is significant credit risk associated with deposits in excess of federally insured amounts.

Fair Value of Financial Instruments

The carrying values reported in the Company’s balance sheets for cash, accounts payable, and accrued expenses are reasonable estimates of their fair values due to the short-term nature of these items.

Property and Equipment

Property and equipment are stated at cost. Maintenance and repairs are charged to expense as incurred. Additions, improvements and replacements are capitalized. Depreciation of property and equipment is provided for by the straight-line method over the estimated useful lives of the related assets. The estimated useful lives of property and equipment are as follows:

Description	Estimated Useful Life

Computer and software	3 years
Office equipment and furniture	5 years
Laboratory equipment	5 years

Research and Development

Research and development (“R&D”) costs are expensed when incurred. These costs include, among other things, consulting fees and costs reimbursed to third parties under license and research agreements described in Note 6, License Agreement. In addition, the Company charges various indirect costs of administering R&D activities to R&D expense, such as consultant fees, employee-related expenses supporting pre-clinical and clinical drug development activities, depreciation, and non-capitalized laboratory equipment and supplies.

Income Taxes

The Company accounts for income taxes under the asset and liability method, whereby deferred income tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. A valuation allowance is established if it is more likely than not that all, or some portion, of deferred income tax assets will not be realized. The Company has recorded a full valuation allowance to reduce its net deferred income tax assets to zero. In the event the Company were to determine that it would be able to realize some or all of its deferred income tax assets in the future, an adjustment to the deferred income tax asset would increase income in the period such determination was made.

7

Assembly Pharmaceuticals, Inc.
(A Development-Stage Company)

Notes to Financial Statements

The Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained upon an examination. Any recognized income tax positions would be measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement would be reflected in the period in which the change in judgment occurs. The Company would recognize any corresponding interest and penalties associated with its income tax positions in income tax expense. There were no income tax related interest or penalties incurred in 2013 or 2012. Tax years for federal and state going back to 2012 remain open for examination.

Use of Estimates

The financial statements are prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

4.	Property and Equipment

Property and equipment are as follows:

December 31,	2013	2012

Lab equipment	$11,500	-

There was no depreciation expense for the year ended December 31, 2013 and for the period from September 18, 2012 (inception) through December 31, 2012, since the equipment was purchased at the end of December 2013.

5.	Operating Lease

During 2013, the Company signed a non-cancelable operating lease for its facilities to conduct its operations which expires October 13, 2014. Total rent expense under the operating lease amounted to $15,509 for the year ended December 31, 2013.

Aggregate future minimum rental commitments under this non-cancelable real estate lease are as follows at December 31, 2013:

Year ending December 31, 2014	$97,283

8

Assembly Pharmaceuticals, Inc.
(A Development-Stage Company)

Notes to Financial Statements

6.	License Agreement

On September 3, 2013 (the “Effective date”), the Company entered into a license agreement (the “IURTC License Agreement”) with Indiana University Research and Technology Corporation (“IURTC”) to acquire the rights to develop and commercialize products associated with patents held by IURTC. Pursuant to the IURTC License Agreement, the Company is obligated to make milestone payments based upon the successful accomplishment of clinical and regulatory milestones. The total amount of all potential future milestone payments at December 31, 2013 is $825,000. Under the IURTC License Agreement, the Company is also obligated to pay IURTC royalty payments based on net sales of the licensed technology ranging from 0.5% to 1.75%, as defined.  As of December 31, 2013, none of criteria for the aforementioned milestones were met.

The IURTC License Agreement also requires the Company to transfer five percent (subject to anti-dilution rights) of the outstanding equity of the Company as of the Effective date to IURTC. During May 2014, the Company issued 500,000 shares of common stock to IURTC, representing the five percent. Since the Company had not yet commenced significant operations as of the Effective date, the common stock will be recorded at a nominal amount. As the rights acquired under the license pertained to particular research and development projects which had no future alternative use, the estimated fair value of the license has been expensed and is included in research and development on the accompanying statements of operations.

In addition, the IURTC License Agreement requires an annual diligence maintenance fee as follows:

2014	$25,000
2015	$50,000
2016 through the year in which first commercial sale occurs	$75,000
Year following first commercial sale and all subsequent years	$100,000

The Company recorded a contingent license fee payable of $95,000, representing the net present value adjusted for probability of occurrence of the future milestone payments and annual diligence maintenance fees as of December 31, 2013. The discount is being accreted over the expected term of the payments, recorded as interest expense.

7.	Convertible Notes

During 2013, the Company raised $1,490,000 through the issuance of 10% convertible notes (the “Notes”).  The Notes had an original maturity date of August 2, 2016, which was amended to January 31, 2018. The Notes and accrued but unpaid interest automatically convert upon the Company completing an equity financing of at least $2,000,000 into the same kind of equity security issued with the financing, at a conversion price equal to 90% of the per share purchase price of the equity security.  In addition, the Notes are convertible at any time into shares of common stock of the Company at the option of the holder at the fair market value at the time of conversion.  Effective May 12, 2014, the Notes were amended and the conversion rate for the aforementioned conversion feature was set at a fixed value of the Company at the date of this amendment divided by the number of shares outstanding at the date of conversion, and also requires conversion of all the Notes simultaneously. As of December 31, 2013, the accrued but unpaid interest on the Notes was $33,902.

9

Assembly Pharmaceuticals, Inc.
(A Development-Stage Company)

Notes to Financial Statements

8.	Stockholders’ Equity

Common Stock

In May 2013, the Company issued 10,000,000 shares of common stock to its founders, valued at par, as the Company’s activities to date had consisted principally of its corporate formation and the Company had not commenced substantial research and development or financing operations at the time.

9.	Related Parties

The Company utilizes the services of Milestone Advisors, LLC ("Milestone"), a service firm owned by an officer of the Company, for accounting and consulting services. The Company paid Milestone $18,800 and $0 in service fees and reimbursed expenses for the year ended December 31, 2013 and the period from September 18, 2012 (date of inception) through December 31, 2012, respectively.

10.	Income Taxes

There was no current or deferred income tax provision for the year ended December 31, 2013 and the period ended December 31, 2012.

The components of current and long-term deferred tax assets are as follows:

December 31,	2013	2012

Net operating loss carryforwards	$334,481	$4,452
Items with timing difference	55,337	-
Research and development credits	13,206	-
	403,024	4,452
Valuation allowance	(403,024)	(4,452)

Net Deferred taxes	$-	$-

A valuation allowance against deferred tax assets is required if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets may not be realized. The Company is in the development stage, and realization of the deferred tax assets is not considered more likely than not. As a result, the Company has recorded a valuation allowance for the net deferred tax assets.

Since inception of the Company on September 18, 2012, the Company has generated tax net operating losses of approximately $852,000, expiring in 2032 through 2033.

10

Assembly Pharmaceuticals, Inc.
(A Development-Stage Company)

Notes to Financial Statements

A reconciliation of the effect of applying the federal statutory rate to the net loss and the effective income tax rate used to calculate the Company’s tax provision is as follows:

	2013	2012
Statutory federal tax rate	(34.00)%	(34.00)%
Statutory state and local income taxes (net of federal)	(5.28)%	(5.28)%
Effect of valuation allowance	39.28%	39.28%
Effective tax rate	0.00%	0.00%

11.	Commitments and Contingencies

In the normal course of business, the Company enters into contracts that contain a variety of indemnifications with its employees, licensors, suppliers and service providers. Further, the Company indemnifies its directors and officers who are, or were, serving at the Company’s request in such capacities. The Company’s maximum exposure under these arrangements is unknown at December 31, 2013 and 2012. The Company does not anticipate recognizing any significant losses relating to these arrangements.

12.	Subsequent Events

Stock-Based Compensation

On March 8, 2014, the Company implemented a stock-based compensation plan that covers the Company’s employees and various consultants. Stock-based compensation cost is estimated at the measurement date based on the fair value of the award, and the cost is recognized as expense ratably over the service period.

On April 1, 2014, the Company granted 400,000 restricted stock unit awards to various consultants and employees. The restricted stock units issued to employees generally vest upon certain dates specified in the agreements or a change in the control of the Company, subject to continued employment with the Company. The fair value of restricted stock units is determined based on the number of restricted stock units granted and the fair value of the Company’s stock on the measurement date, which is the date of grant for employees.

Transactions with parties other than employees in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the equity instrument issued. The measurement date used to determine the fair value of the equity instrument issued is the earlier of the date on which the performance is complete or the date on which it is probable that performance will occur.

The Company has evaluated subsequent events through May 14, 2014, the date the financial statements were available to be issued.

11

Index

Page

Item 1. Condensed Financial Statements

Condensed Balance Sheets as of March 31, 2014 (Unaudited) and December 31, 2013	13

Condensed Statements of Operations (Unaudited) for the Three Months ended March 31, 2014 and 2013, and for the period September 18, 2012 (Inception) to March 31, 2014	14

Condensed Statement of Changes in Stockholders’ Deficit (Unaudited) for the Three Months ended March 31, 2014	15

Condensed Statements of Cash Flows (Unaudited) for the Three Months ended March 31, 2014 and 2013, and for the period September 18, 2012 (Inception) to March 31, 2014	16

Notes to Unaudited Condensed Financial Statements	17

12

ASSEMBLY PHARMACEUTICALS, INC.

A Development Stage Company

CONDENSED BALANCE SHEETS

	March 31, 2014	December 31, 2013
	(Unaudited)
ASSETS
Current assets:
Cash	$505,600	$824,866
Other current assets	17,673	17,517
Total current assets	523,273	842,383

Laboratory equipment, net	10,925	11,500
Security deposit	16,606	16,606
Total non-current assets	27,531	28,106

Total assets	$550,804	$870,489

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$246,905	$223,465
Accrued expenses	70,985	51,261

Total current liabilities	317,890	274,726

Convertible notes payable	1,590,000	1,490,000
Contingent License Fee	95,000	95,000
Total Non-Current Liabilities	1,685,000	1,585,000

Stockholders’ equity:
Common stock, $.00001 par value; 11,500,000 shares authorized; 10,000,000 and issued and outstanding at March 31, 2014 and December 31, 2013, respectively	100	100
Additional paid-in capital	-	-
Deficit accumulated during the development stage	(1,452,186)	(989,337)

Total stockholders’ deficit	(1,452,086)	(989,227)

Total liabilities and stockholders’ equity	$550,804	$870,489

See Notes to Condensed Financial Statements

13

ASSEMBLY PHARMACEUTICALS

A Development Stage Company

CONDENSED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended March 31, 2014	Three Months Ended March 31, 2013	Period from September 18, 2012 (Inception) to March 31, 2014
Operating expenses:
Research and development	$375,772	$67,004	$1,205,379
General and administrative	49,995	21,394	175,823

Loss from operations	(425,767)	(88,398)	(1,381,202)
Interest expense	37,082	-	70,984

Net loss	$(462,849)	$(88,398)	$(1,452,186)

See Notes to Condensed Financial Statements

14

ASSEMBLY PHARMACEUTICALS, INC.

A Development Stage Company

CONDENSED STATEMENT OF CHANGES IN STOCKHOLDERS’ DEFICIT (UNAUDITED)

For the Three Months Ended March 31, 2014

	Common Shares	Amount	Additional Paid-in Capital	Deficit Accumulated During the Development Stage	Total
Balance at January 1, 2014	10,000,000,	$100	$-	$(989,337)	$(989,237)

Net loss for the period	-	-	-	(462,849)	(462,849)

Balance at March 31, 2014	10,000,000	$100	$-	$(1,452,186)	$(1,452,086)

For changes in the Statement of Stockholders’ Deficit from September 18, 2012 (inception) to December 31, 2013, refer to the audited financial statements for the year ended December 31, 2013.

See Notes to Condensed Financial Statements

15

ASSEMBLY PHARMACEUTICALS, INC.

A Development Stage Company

CONDENSED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Three Months Ended March 31, 2014	Three Months Ended March 31, 2013	Period from September 18, 2012 (Inception) to March 31, 2014

Cash flows from operating activities:
Net loss	$(462,849)	$(88,398)	$(1,452,186)

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	575	-	575

Changes in operating assets and liabilities:
Other current assets	(157)	-	(17,674)
Security deposits	-	-	(16,606)
Accounts payable and accrued expenses	43,165	88,398	317,891
Contingent license fee	-	-	95,000

Net cash used in operating activities	(419,266)	-	(1,073,000)

Cash flows from investing activities:
Purchase of laboratory equipment	-	-	(11,500)
Net cash used in investing activities	-	-	(11,500)
Cash flows from financing activities:
Proceeds from notes payable	100,000	-	1,590,000
Proceeds from issuance of common stock	-	-	100
Net cash provided by financing activities	100,000	-	1,590,100

Net (decrease) increase in cash	(319,266)	-	505,600
Beginning of period	824,866	-	-
End of period	$505,600	$-	$505,600

See Notes to Condensed Financial Statements

16

ASSEMBLY PHARMACEUTICALS, INC.

(A Development Stage Company)

Notes to Condensed Financial Statements

(March 31, 2014)

Note 1 - Organization, Business and Basis of Presentation:

Organization and business:

Assembly Pharmaceuticals, Inc. (the “Company” or “Assembly Pharmaceuticals,”) was incorporated in Delaware on September 18, 2012 and maintains its operations in San Francisco, California and Bloomington, Indiana.

Assembly Pharmaceuticals is a privately-held biopharmaceutical company. The Company has first and second generation programs focusing on Hepatitis B Viral (HBV) Core Protein Allosteric Modulators (CpAMs).

Basis of presentation:

The accompanying condensed balance sheet as of December 31, 2013, which has been derived from the Company’s audited financial statements, and the unaudited interim condensed financial statements, have been prepared in accordance with U.S. generally accepted accounting principles. Certain information and note disclosures normally included in annual financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted pursuant to those rules and regulations, although the Company believes that the disclosures made are adequate to make the information presented not misleading. The unaudited interim condensed financial statements reflect all adjustments which, in the opinion of management, are necessary for a fair presentation of the results for the periods presented. All such adjustments are of a normal and recurring nature. These unaudited condensed financial statements should be read in conjunction with the financial statements and the notes thereto included in the Company’s audited financial statements for the year ended December 31, 2013. The operating results presented in these unaudited condensed financial statements are not necessarily indicative of the results that may be expected for any future periods.

Capital resources:

The Company is a development-stage enterprise since it has not yet generated any revenue from the sale of products and, through March 31, 2014, its efforts have been principally devoted to developing its licensed technologies, recruiting personnel, establishing office facilities, and raising capital and, accordingly, discloses inception-to-date information within these financial statements.

The Company’s financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The Company has experienced net losses since its inception and has an accumulated deficit of $1,452,086 at March 31, 2014. The Company expects to incur substantial and increasing losses and have negative net cash flows from operating activities as it expands its portfolio and engages in further research and development activities, particularly the conducting of pre-clinical and clinical trials.

The success of the Company depends on its ability to discover and develop new products to the point of FDA approval and subsequent revenue generation and, accordingly, to raise enough capital to finance these developmental efforts. In the future, management will need to raise additional capital through debt and/or equity transactions to finance the continued operating and capital requirements of the Company. Any amounts raised will be used to further develop the Company’s products, to acquire additional product licenses and for other working capital purposes. While the Company intends to raise additional capital to fund all operations for the next 12 to 24 months, management can provide no assurances that the Company will be able to raise sufficient funds. If the Company cannot obtain substantial working capital through raising additional equity capital or through other sources (if any), it will be forced to curtail its planned business operations. The uncertainty of this situation raises substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

17

Note 2 - Summary of Significant Accounting Policies:

Concentrations of credit risk:

The Company, at times, maintains cash in accounts with a financial institution in excess of the amount insured by the Federal Deposit Insurance Corporation. The Company monitors the financial stability of this institution regularly and management does not believe there is significant credit risk associated with deposits in excess of federally insured amounts.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Fair value of financial instruments:

The carrying values reported in the Company’s balance sheets for cash, accounts payable, and accrued expenses are reasonable estimates of their fair values due to the short-term nature of these items.

Research and development:

Research and development (“R&D”) costs are expensed when incurred. These costs include, among other things, consulting fees and costs reimbursed to third parties under license and research agreements described in Note 3, License Agreement. In addition, the Company charges various indirect costs of administering R&D activities to R&D expense, such as consultant fees, employee-related expenses supporting pre-clinical and clinical drug development activities, depreciation, and non-capitalized laboratory equipment and supplies.

Stock compensation:

On March 8, 2014, the Company implemented a stock-based compensation plan that covers the Company’s employees and various consultants. Stock-based compensation cost is estimated at the measurement date based on the fair value of the award, and the cost is recognized as expense ratably over the service period.

Income Taxes:

The Company accounts for income taxes under the asset and liability method whereby deferred income tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. A valuation allowance is established if it is more likely than not that all, or some portion, of deferred income tax assets will not be realized. The Company has recorded a full valuation allowance to reduce its net deferred income tax assets to zero. In the event the Company were to determine that it would be able to realize some or all of its deferred income tax assets in the future, an adjustment to the deferred income tax asset would increase income in the period such determination was made.

The Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained upon an examination. Any recognized income tax positions would be measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement would be reflected in the period in which the change in judgment occurs. The Company would recognize any corresponding interest and penalties associated with its income tax positions in income tax expense. There were no income tax related interest or penalties incurred in 2013 or 2012. Tax years for federal and state going back to 2012 remain open for examination.

Note 3 - License Agreement:

On September 3, 2013 (the “Effective date”), the Company entered into a license agreement (the “IURTC License Agreement”) with Indiana University Research and Technology Corporation (“IURTC”) to acquire the rights to develop and commercialize products associated with patents held by IURTC. Pursuant to the IURTC License Agreement, the Company is obligated to make milestone payments based upon the successful accomplishment of clinical and regulatory milestones. The total amount of all potential future milestone payments at March 31, 2014 is $825,000. Under the IURTC License Agreement, the Company is also obligated to pay IURTC royalty payments based on net sales of the licensed technology ranging from 0.5% to 1.75%, as defined. As of March 31, 2014, none of criteria for the aforementioned milestones were met.

18

The IURTC License Agreement also requires the Company to transfer five percent, (subject to anti-dilution rights) of the outstanding equity of the Company as of the Effective date to IURTC. During May 2014, the Company issued 500,000 shares of common stock to IURTC representing the five percent. Since the Company had not yet commenced significant operations as of the Effective date, the common stock will be recorded at a nominal amount. As the rights acquired under the license pertained to particular research and development projects which had no future alternative use, the estimated fair value of the license has been expensed and is included in research and development on the accompanying statements of operations.

In addition, the IURTC License Agreement requires an annual diligence maintenance fee as follows::

2014	$25,000
2015	$50,000
2016 through the year in which first commercial sale occurs	$75,000
Year following first commercial sale and all subsequent years	$100,000

The Company recorded a contingent license fee payable of $95,000 representing the net present value, adjusted for probability of occurrence of the future milestone payments and annual diligence maintenance fees as of March 31, 2013. The discount is being accreted over the expected term of the payments, recorded as interest expense.

Note 4 – Convertible notes:

As of March 31, 2014, the Company has raised $1,590,000 including $100,000 during 2014, through the issuance of 10% convertible notes (the “Notes”). The Notes had an original maturity date of August 2, 2016 which was amended to January 31, 2018. The Notes and accrued but unpaid interest automatically convert upon the Company completing an equity financing of at least $2,000,000 into the same kind of equity security issued with the financing, at a conversion price equal to 90% of the per share purchase price of the equity security. In addition, the Notes are convertible, at any time into shares of common stock of the Company at the option of the holder at the fair market value at the time of conversion. Effective May 12, 2014, the Notes were amended and the conversion rate for the aforementioned conversion feature was set at a fixed value of the Company at the date of this amendment divided by the number of shares outstanding at the date of conversion, and also requires conversion of all the Notes simultaneously. As of March 31, 2014, the accrued but unpaid interest on the Notes was $70,984.

Note 5 – Subsequent events:

On April1, 2014, the Company granted 400,000 restricted stock unit awards to various consultants and employees. The restricted stock units issued to employees generally vest upon certain dates specified in the agreements or a change in the control of the Company, subject to continued employment with the Company. The fair value of restricted stock units is determined based on the number of restricted stock units granted and the fair value of the Company’s stock on the measurement date, which is the date of grant for employees.

Transactions with parties other than employees in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the equity instrument issued. The measurement date used to determine the fair value of the equity instrument issued is the earlier of the date on which the performance is complete or the date on which it is probable that performance will occur.

19

Appendix B

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The accompanying unaudited pro forma condensed combined financial statements reflect the combined financial position of Ventrus Biosciences, Inc. (“Ventrus”) and Assembly Pharmaceuticals, Inc. (“Assembly”) as of March 31, 2014, and the results of their unaudited condensed combined operations for the three-months ended March 31, 2014 and the year ended December 31, 2013 after giving effect to the acquisition of Assembly, as more fully described below. The unaudited pro forma condensed combined balance sheet is based on the historical unaudited balance sheet of Ventrus and gives effect to the acquisition of Assembly as if it had occurred on March 31, 2014. The unaudited pro forma condensed combined statement of operations for the three-months ended March 31, 2014 and for the year ended December 31, 2013 gives effect to the acquisition as if it had occurred on January 1, 2014 and January 1, 2013, respectively.

The pro forma adjustments reflecting the consummation of the acquisition are based upon the purchase method of accounting and upon the assumptions set forth in the disclosures hereto. On July 10, 2014, the planned closing date of the Merger, 16,368,799 issued and outstanding shares of Assembly’s common stock will be exchanged for 20,322,760 shares of Ventrus’s Common Stock and issued and outstanding options to purchase 2,000,000 shares of Assembly’s common stock will be assumed and become options to purchase 2,829,740 shares of Ventrus’s Common Stock (the “Share Exchange”).

Ventrus is the acquirer and the transaction is accounted for in the financial statements of Ventrus under the accounting rules for business combinations. Accordingly, the accompanying unaudited pro forma condensed combined financial statements reflect Assembly’s assets and liabilities at their estimated fair values.

The unaudited pro forma condensed combined financial statements were prepared in accordance with the regulations of the SEC. The pro forma adjustments reflecting the completion of the Share Exchange are based upon the acquisition method of accounting in accordance with GAAP and upon the assumptions set forth in the notes to the unaudited pro forma condensed combined financial statements.

The historical financial data has been adjusted to give pro forma effect to events that are (i) directly attributable to the Share Exchange; (ii) factually supportable, and (iii) with respect to the statements of operations, expected to have a continuing impact on the combined results. The pro forma adjustments are preliminary and based on management’s estimates of the fair value and useful lives of the assets acquired and liabilities assumed and have been prepared to illustrate the estimated effect of the Share Exchange and certain other adjustments.

The pro forma adjustments do not reflect any operating efficiencies and cost savings that may be achievable with respect to the combined companies.

The following information has been prepared for illustrative purposes only and is not necessarily indicative of the financial position or operating results that would have occurred had the Share Exchange been consummated on the dates, or at the beginning of the periods for which the consummation of the transaction is being given effect. For purposes of these pro forma financial statements, the value of Ventrus’s common shares was calculated based on the closing price of Ventrus’s common stock on March 31, 2014. A final determination of the required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired and liabilities assumed based on their respective fair values, has not yet been made. Accordingly, the purchase accounting adjustments made in the pro forma condensed combined financial information have been made solely for purposes of developing such pro forma condensed combined financial information. Ventrus will undertake a study to determine the fair value of certain of Assembly's assets and will make appropriate purchase accounting adjustments upon completion of that study. The actual financial position and results of operations will differ, perhaps significantly, from the pro forma amounts reflected herein because of a variety of factors, including access to additional information and changes in the financial conditions and in operating results between the dates of the pro forma financial information data and the July 10, 2014 closing date.

The Share Exchange is intended to qualify as a tax free exchange under Section 368(a)(1)(B) of the U.S. Internal Revenue Code of 1986, as amended.

The unaudited pro forma condensed combined financial statements including notes hereto, are qualified in their entirety by reference to and should be read in conjunction with the historical financial statements of Ventrus included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, the Annual Report on Form 10-K for the year ended December 31, 2013 and the financial statements of Assembly included herein.

The unaudited pro forma condensed combined financial statements do not give effect to the proposed one-for-five reverse stock split.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

March 31, 2014

	A	B
	Ventrus Biosciences March 31, 2014	Assembly Pharmaceuticals March 31, 2014	Elimination of Assembly	Pro Forma Adjustments		Pro Forma Combined March 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	23,636,722	$505,600	$(505,600)	505,600	C	$24,142,322
Other current assets	259,194	17,673	(17,673)	17,673	C	276,867
Total current assets	23,895,916	523,273	(523,273)	523,273		24,419,189

Intangible assets	-	-	-	35,940,788	C	35,940,788
Equipment, net	8,425	10,925	(10,925)	10,925	C	19,350
Security deposit		16,606	(16,606)	16,606	C	16,606
						-
Total assets	23,904,341	$550,804	$(550,804)	$36,491,592		$60,395,933

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIENCY)
Current liabilities:
Accounts payable	1,435,200	$246,905	$(246,905)	246,905	C	$1,682,105
Accrued expenses	27,249	70,985	(70,985)	70,985	C	98,234
Total current liabilities	1,462,449	317,890	(317,890)	317,890		1,780,339

Convertible notes payable	-	1,590,000	(1,590,000)	-		-
Deferred tax liability	-	-	-	10,268,797	C	10,268,797
Contingent license fee	-	95,000	(95,000)	95,000	C	95,000
Total non-current liabilities		1,685,000	(1,685,000)	10,363,797		10,363,797

Total liabilities	1,462,449	2,002,890	(2,002,890)	10,681,687		12,144,136

Commitments

Stockholders’ equity:
Common Stock, $.001 par value	23,396	100	(100)	1,252	D
				19,071	D	43,719
Additional paid-in capital	137,842,936	-		1,588,748	D
				24,200,834	D	163,632,518
Common stock issuable, 125,000 shares at March 31, 2014	368,750					368,750
Deficit accumulated during the development stage	(115,793,190)	(1,452,186)	1,452,186	-		(115,793,190)

Total stockholders’ equity (deficiency)	22,441,892	(1,452,086)	1,452,086	25,809,905		48,251,797

Total liabilities and stockholders’ equity (deficiency)	23,904,341	$550,804	$(550,804)	$36,491,592		$60,395,933

A	Derived from the unaudited balance sheet of Ventrus as of March 31, 2014.

B	Derived from the unaudited balance sheet of Assembly as of March 31, 2014.

C	The preliminary allocation of the purchase price to the Assembly balance sheet is shown below:

Cash and cash equivalents	$505,600
Other current assets	17,673
Equipment, net	10,925
Security deposit	16,606
Intangible assets, primarily In-Process Research & Development	35,940,788
Total assets	36,491,592
Accounts payable	246,905
Accrued expenses	70,985
Convertible notes payable	-
Contingent license fee	95,000
Deferred tax liability	10,268,797	(4)
Net assets acquired	$25,809,905	(2)

(2)	Consideration issued

Issuance of Ventrus common stock - to Assembly convertible note holders (5)	$1,590,000	(3)
Issuance of Ventrus common stock - to Assembly shareholders	24,219,905	(3)
Total Consideration issued	25,809,905

(3)	The fair value of the common stock issued was based upon the following:

D				D	D
	Common Stock Issued	Share Price on March 31, 2014	Fair value	Common stock at Par ($0.001)	Additional Paid in Capital
Issuance of Ventrus common stock - to Assembly convertible note holders (5)	1,251,969	$1.27	$1,590,000	1,252	1,588,748
Issuance of Ventrus common stock - to Assembly shareholders	19,070,792	1.27	24,219,905	19,071	24,200,834
Total	20,322,760		$25,809,905	$20,323	$25,789,582

(4)	Estimated deferred tax benefit which resulted directly from the transaction is a result of the release of the deferred tax asset valuation allowance and not included in pro forma condensed consolidated statement of operations. The deferred tax liability resulting from the increase in basis of Assembly's intangible assets, excluding goodwill, for book purposes but not for tax purposes was calculated using a 40% effective tax rate. Under the acquisition method of accounting, the impact on the acquiring company's deferred tax assets is recorded outside of acquisition accounting. Accordingly, the valuation allowance on the Company’s deferred tax assets will be released to offset the increase in deferred tax liability and result in an estimated financial statement income tax benefit of approximately $12.0 million which will be recorded in the statement of operations for the three and six month period ending June 30, 2014.

(5)	Assembly's convertible notes payable are to be converted into Assembly's common stock prior to the closing.

2

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Three Months Ended March 31, 2014

	E	F
	Ventrus Biosciences Three Months Ended March 31, 2014	Assembly Pharmaceuticals Three Months Ended March 31, 2014	Pro Forma Adjustments	Pro Forma Combined Three Months Ended March 31, 2014
Operating expenses:
Research and development	$2,973,690	$375,772	-	$3,349,462
General and administrative	1,136,461	49,995	-	1,186,456

Loss from operations	(4,110,151)	(425,767)	-	(4,535,918)

Other income (expense)
Interest income	40,234	-	-	40,234
Interest expense:
Interest expense	-	(37,082)		(37,082)
Total other (expense)	40,234	(37,082)	-	3,152
				-
Net loss	$(4,069,917)	$(462,849)	$-	$(4,532,766)

Basic and diluted net loss per common share	$(0.17)			$(0.10)

Weighted average common shares outstanding - basic and diluted	23,396,259			43,719,019	G

E	Derived from the unaudited condensed consolidated statements of operations of Ventrus for the three months ended March 31, 2014.

F	Derived from the unaudited condensed consolidated statements of operations of Assembly for the three months ended March 31, 2014.

G	Weighted Average Shares - Basic and Diluted
	Outstanding as of March 31, 2014	23,396,259
	Issuance of Ventrus common stock - to Assembly convertible note holders	1,251,969
	Issuance of Ventrus common stock - to Assembly shareholders	21,900,531
	Total	46,548,759

3

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

	I	J
	Ventrus Biosciences Year Ended December 31, 2013	Assembly Pharmaceuticals Year Ended December 31, 2013	Pro Forma Adjustments	Pro Forma Combined Year Ended December 31, 2013
Operating expenses:
Research and development	$15,029,078	$822,409	-	$15,851,487
General and administrative	4,575,701	121,692	-	4,697,393

Loss from operations	(19,604,779)	(944,101)	-	(20,548,880)

Other income (expense)
Interest income	201,020	-	-	201,020
Interest expense	-	(33,902)		(33,902)
Total other income (expense)	201,020	(33,902)	-	167,118

Net loss	$(19,403,759)	$(978,003)	$-	$(20,381,762)

Basic and diluted net loss per common share	$(0.94)			$(0.50)

Weighted average common shares outstanding - basic and diluted	20,733,895			41,056,655	K

I	Derived from the audited consolidated statements of operations of Assembly for the year ended December 31, 2013.

J	Derived from the audited consolidated statements of operations of Ventrus for the year ended December 31, 2013.

K	Weighted Average Shares - Basic and Diluted
	Outstanding as of December 31, 2013	20,733,895
	Issuance of Ventrus common stock - to Assembly convertible note holders	1,251,969
	Issuance of Ventrus common stock - to Assembly shareholders	21,900,531
	Total	43,886,395

4

Appendix C

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF

THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

VENTRUS BIOSCIENCES, INC.

Pursuant to Section 242 of the General Corporation Law

Ventrus Biosciences, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the “DGCL”), for the purpose of amending the Corporation’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) filed pursuant to Section 102 of the DGCL, does hereby certify, pursuant to Sections 242 and 103 of the DGCL, as follows:

1.	The name of the corporation is Ventrus Biosciences, Inc.

2.	The Corporation’s original Certificate of Incorporation was filed on October 7, 2005, under the name South Island Biosciences, Inc., an Amended and Restated Certificate of Incorporation was filed on October 24, 2005, a second Amended and Restated Certificate of Incorporation, which included a provision to change the Corporation’s name to Ventrus Biosciences, Inc., was filed on April 5, 2007, and a Third Amended and Restated Certificate of Incorporation was filed on November 10, 2010.

3.	The amendment effected hereby was duly authorized by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Section 242 of the DGCL and shall be executed, acknowledged and filed in accordance with Section 103 of the DGCL.

4.	Effective upon the filing of this Certificate of Amendment with the Delaware Secretary of State, ARTICLE I of the Certificate of Incorporation is hereby deleted and replaced in its entirety as follows:

“The name of the corporation is “Assembly Biosciences, Inc.” (the “Corporation”).”

5.	Effective upon the filing of this Certificate of Amendment with the Delaware Secretary of State, paragraphs 1 and 2 of ARTICLE IV of the Certificate of Incorporation are hereby deleted and replaced in their entirety as follows:

“Effective upon the filing of this Certificate of Amendment with the Delaware Secretary of State (the “Effective Time”), each five shares of the Corporation’s Common Stock, $0.001 par value per share, issued and outstanding (the “Old Common Stock”), will be converted and reconstituted into one share of the Corporation’s Common Stock, $0.001 par value per share (the “New Common Stock”). No fractional shares of New Common Stock of the Corporation will be issued. As soon as practicable following the Effective Time, the Corporation will notify its stockholders of record as of the Effective Time to transmit outstanding share certificates to the Corporation’s exchange agent and registrar (“Exchange Agent”) and the Corporation will cause the Exchange Agent to issue new certificates or book entries representing one share of common stock for every five shares transmitted and held of record as of the Effective Time; and in settlement of fractional interests that might arise as a result of such combination as of the Effective Time, cause the Exchange Agent to disburse to such holders a cash payment in an amount equal to the product obtained by multiplying (i) the closing sales price of the Corporation’s Common Stock on the day of the Effective Time as reported on the NASDAQ Capital Market (or, if the Corporation’s Common Stock is not then listed on the NASDAQ Capital Market, the last trade price prior to the Effective Time) by (ii) the number of shares of the Corporation’s Common Stock held by a holder that would otherwise have been exchanged for a fractional share interest, as determined by the Board.

The total number of shares that the Corporation shall have authority to issue, after taking into account the reverse stock split, is 55,000,000 (fifty-five million), consisting of (i) 50,000,000 (fifty million) shares of common stock, $.001 par value per share, and (ii) 5,000,000 (five million) shares of preferred stock, $.001 par value per share.”

6.	This Certificate of Amendment will be effective upon filing.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and Chief Executive Officer this ___ day of _______________ 2014.

VENTRUS BIOSCIENCES, INC.

By:
Russell H. Ellison
President and Chief Executive Officer

Appendix D

VENTRUS BIOSCIENCES, INC.

2014 STOCK INCENTIVE PLAN

1.          Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.

2.          Definitions. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

(a)          “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(b)          “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c)          “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal and state securities laws, the corporate laws of California and, to the extent other than California, the corporate law of the state of the Company’s incorporation, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(d)          “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(e)          “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or other right or benefit under the Plan.

(f)          “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(g)          “Board” means the Board of Directors of the Company.

(h)          “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Corporate Transaction, such definition of “Cause” shall not apply until a Corporate Transaction actually occurs.

(i)          “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.

(j)          “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(k)          “Common Stock” means the Company’s Common Stock, par value $0.001 per share.

(l)          “Company” means Ventrus Biosciences, Inc., a Delaware corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(m)          “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(n)          “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(o)          “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i)          a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii)         the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii)        the complete liquidation or dissolution of the Company;

(iv)        any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or

(v)         acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities.

(p)          “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

(q)          “Director” means a member of the Board or the board of directors of any Related Entity.

(r)          “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(s)          “Disqualifying Disposition” means any disposition (including any sale) of Common Stock received upon exercise of an Incentive Stock Option before either (i) two years after the date the Employee was granted the Incentive Stock Option, or (ii) one year after the date the Employee acquired Common Stock by exercising the Incentive Stock Option. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

(t)          “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(u)          “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(v)         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(w)          “Fair Market Value” means, as of any date, the value of Common Stock determined as follows.

(i)          If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)         If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)        In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in a manner in compliance with Section 409A of the Code, or in the case of an Incentive Stock Option, in a manner in compliance with Section 422 of the Code.

(x)          “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(y)          “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(z)          “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(aa)         “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb)         “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(cc)         “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(dd)         “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(ee)         “Plan” means this Ventrus Biosciences, Inc. 2014 Stock Incentive Plan.

(ff)         “Post-Termination Exercise Period” means the period specified in the Award Agreement of not less than thirty (30) days commencing on the date of termination (other than termination by the Company or any Related Entity for Cause) of the Grantee’s Continuous Service, or such longer period as may be applicable upon death or Disability.

(gg)         “Related Entity” means any Parent or Subsidiary of the Company.

(hh)         “Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(ii)         “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(jj)         “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(kk)         “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(ll)         “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(mm)         “Share” means a share of the Common Stock.

(nn)         “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.          Stock Subject to the Plan.

(a)          Subject to the provisions of Section 12 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is Twelve Million Eight Hundred Thousand (12,800,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)          Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan, except that the maximum aggregate number of Shares which may be issued pursuant to the exercise of Incentive Stock Options shall not exceed the number specified in Section 3(a). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited or repurchased by the Company, such Shares shall become available for future grant under the Plan. In the event any Option or other Award granted under the Plan is exercised through the tendering of shares of Common Stock (either actually or through attestation), or in the event tax withholding obligations are satisfied by tendering or withholding shares of Common Stock, any shares of Common Stock so tendered or withheld shall not again be available for awards under the Plan. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of an SAR pursuant to Section 6(l), the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related Option. Shares of Common Stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options shall not be available for awards under the Plan.

4.          Administration of the Plan.

(a)          Plan Administrator.

(i)          Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii)         Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(iii)        Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

(b)          Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to Directors, Officers, Consultants, and Employees who are neither Directors nor Officers.

(c)          Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i)          to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii)         to determine whether and to what extent Awards are granted hereunder;

(iii)        to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv)        to approve forms of Award Agreements for use under the Plan;

(v)         to determine the type, terms and conditions of any Award granted hereunder;

(vi)        to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

(vii)       to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee;

(viii)      to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(ix)         to institute an option exchange program; and

(x)          to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(d)          Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5.          Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants of the Company and any Related Entity. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6.          Terms and Conditions of Awards.

(a)          Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, an SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b)          Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

(c)          Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

(d)          Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e)          Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f)          Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(g)          Individual Option and SAR Limit. The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any calendar year shall be Five Million (5,000,000) Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 12 below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of an SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

(h)          Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(i)          Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(j)          Transferability of Awards. Unless the Administrator provides otherwise, in its sole discretion, no award may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(k)          Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

(l)          Stock Appreciation Rights. An SAR may be granted (i) with respect to any Option granted under this Plan, either concurrently with the grant of such Option or at such later time as determined by the Administrator (as to all or any portion of the shares of Common Stock subject to the Option), or (ii) alone, without reference to any related Option. Each SAR granted by the Administrator under this Plan shall be subject to the following terms and conditions. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Administrator, subject to adjustment as provided in Section 12. In the case of an SAR granted with respect to an Option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the Option exercises the related Option. The exercise price of an SAR will be determined by the Administrator, in its discretion, at the date of grant but may not be less than 100% of the Fair Market Value of the shares of Common Stock subject thereto on the date of grant. Subject to the right of the Administrator to deliver cash in lieu of shares of Common Stock (which, as it pertains to Officers and Directors of the Company, shall comply with all requirements of the Exchange Act), the number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

(i)          the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to an Option, the exercise price of the shares of Common Stock under the Option or (2) in the case of an SAR granted alone, without reference to a related Option, an amount which shall be determined by the Administrator at the time of grant, subject to adjustment under Section 12); by

(ii)         the Fair Market Value of a share of Common Stock on the exercise date.

In lieu of issuing shares of Common Stock upon the exercise of an SAR, the Administrator may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise. The exercise of an SAR related to an Option shall be permitted only to the extent that the Option is exercisable under Section 10 on the date of surrender. Any Incentive Stock Option surrendered pursuant to the provisions of this Section 6(l) shall be deemed to have been converted into a Non-Qualified Stock Option immediately prior to such surrender.

(m)          Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any Award that is not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Award will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Administrator and contained in the Award Agreement evidencing such Award.

7.          Award Exercise or Purchase Price, Consideration and Taxes.

(a)          Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows.

(i)          In the case of an Incentive Stock Option:

(1)         granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(2)         granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii)         In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one-hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii)        In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv)        In the case of other Awards, such price as is determined by the Administrator.

(v)         Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b)          Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award, including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

(i)          cash;

(ii)         check;

(iii)        delivery of Grantee’s promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate (but only to the extent that the acceptance or terms of the promissory note would not violate an Applicable Law); provided, however, that interest shall compound at least annually and shall be charged at the minimum rate of interest necessary to avoid (i) the imputation of interest income to the Company and compensation income to the Grantee under any applicable provisions of the Code, and (B) the classification of the Award as a liability for financial accounting purposes;

(iv)        surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(v)         with respect to Options, if the exercise occurs on or after the Registration Date, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates (or other evidence satisfactory to the Company to the extent that the Shares are uncertificated) for the purchased Shares directly to such brokerage firm in order to complete the sale transaction;

(vi)        with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share;

(vii)       past or future services actually or to be rendered to the Company or a Related Entity; or

(viii)      any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(c)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

8.          Notice to Company of Disqualifying Disposition. Each Employee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option.

9.          Withholding of Additional Income Taxes.

(a)          Upon the exercise of a Non-Qualified Stock Option or SAR, the grant of any other Award for less than the Fair Market Value of the Common Stock, the making of a Disqualifying Disposition, or the vesting of restricted Common Stock acquired on the exercise of an Award hereunder, the Company, in accordance with Section 3402(a) of the Code and any applicable state statute or regulation, may require the Grantee to pay to the Company additional withholding taxes in respect of the amount that is considered compensation includable in such person’s gross income. With respect to (i) the exercise of an Option, (ii) the grant of a bonus of Shares, (iii) the grant of any other Award for less than its Fair Market Value, (iv) the vesting of restricted Common Stock acquired by exercising an Award, or (v) the exercise of an SAR, the Committee in its discretion may condition such event on the payment by the Grantee of any such additional withholding taxes.

(b)          At the sole and absolute discretion of the Administrator, the holder of Awards may pay all or any part of the total estimated federal and state income tax liability arising out of the exercise or receipt of such Awards, the making of a Disqualifying Disposition, or the vesting of restricted Common Stock acquired on the exercise of an Award hereunder (each of the foregoing, a “Tax Event”) by tendering already-owned shares of Common Stock or (except in the case of a Disqualifying Disposition) by directing the Company to withhold shares of Common Stock otherwise to be transferred to the Grantee as a result of the exercise or receipt thereof in an amount equal to the estimated federal and state income tax liability arising out of such event, provided that no more Shares may be withheld than are necessary to satisfy the Grantee’s actual minimum withholding obligation with respect to the exercise of Awards. In such event, the Grantee must, however, notify the Administrator of his or her desire to pay all or any part of the total estimated federal and state income tax liability arising out of a Tax Event by tendering already-owned shares of Common Stock or having shares of Common Stock withheld prior to the date that the amount of federal or state income tax to be withheld is to be determined. For purposes of this Section 9, shares of Common Stock shall be valued at their Fair Market Value on the date that the amount of the tax withholdings is to be determined.

10.         Exercise of Award.

(a)          Procedure for Exercise; Rights as a Stockholder.

(i)          Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(ii)         An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v).

(b)          Exercise of Award Following Termination of Continuous Service. In the event of termination of a Grantee’s Continuous Service for any reason other than Disability or death (but not in the event of a Grantee’s change of status from Employee to Consultant or from Consultant to Employee), such Grantee may, but only during the Post-Termination Exercise Period (but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination or such other portion of the Grantee’s Award as may be determined by the Administrator. The Grantee’s Award Agreement may provide that upon the termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Award shall terminate concurrently with the termination of Grantee’s Continuous Service. In the event of a Grantee’s change of status from Employee to Consultant, an Employee’s Incentive Stock Option shall convert automatically to a Non-Qualified Stock Option on the day three (3) months and one day following such change of status. To the extent that the Grantee’s Award was unvested at the date of termination, or if the Grantee does not exercise the vested portion of the Grantee’s Award within the Post-Termination Exercise Period, the Award shall terminate.

(c)          Disability of Grantee. In the event of termination of a Grantee’s Continuous Service as a result of his or her Disability, such Grantee may, but only within twelve (12) months from the date of such termination (or such longer period as specified in the Award Agreement but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Non-Qualified Stock Option on the day three (3) months and one day following such termination. To the extent that the Grantee’s Award was unvested at the date of termination, or if Grantee does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(d)          Death of Grantee. In the event of a termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the death of the Grantee during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance may exercise the portion of the Grantee’s Award that was vested as of the date of termination, within twelve (12) months from the date of death (or such longer period as specified in the Award Agreement but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). To the extent that, at the time of death, the Grantee’s Award was unvested, or if the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(e)          Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Award within the applicable time periods set forth in this Section 8 is prevented by the provisions of Section 9 below, the Award shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Award is exercisable, but in any event no later than the expiration of the term of such Award as set forth in the Award Agreement.

11.         Conditions Upon Issuance of Shares.

(a)          If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws.

(b)          As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

12.         Adjustments. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to the Company’s Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award. No adjustments shall be made for dividends paid in cash or in property other than Common Stock of the Company, nor shall cash dividends or dividend equivalents accrue or be paid in respect of unexercised Options or unvested Awards hereunder.

13.         Corporate Transactions.

(a)          Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b)          Acceleration of Award Upon Corporate Transaction. The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or at the time of an actual Corporate Transaction and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Corporate Transaction shall remain fully exercisable until the expiration or sooner termination of the Award.

(c)          Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 13 in connection with a Corporate Transaction shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.

14.         Effective Date and Term of Plan. The Plan shall become effective upon its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 19 below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

15.         Amendment, Suspension or Termination of the Plan.

(a)          The Board may at any time amend, suspend or terminate the Plan in any respect, except that it may not, without the approval of the stockholders obtained within twelve (12) months before or after the Board adopts a resolution authorizing any of the following actions, do any of the following:

(i)          increase the total number of shares that may be issued under the Plan (except by adjustment pursuant to Section 12);

(ii)         modify the provisions of Section 6 regarding eligibility for grants of ISOs may not be modified;

(iii)        the provisions of Section 7(a) regarding the exercise price at which shares may be offered pursuant to Options may not be modified (except by adjustment pursuant to Section 12);

(iv)        extend the expiration date of the Plan; and

(v)         except as provided in Section 12 (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the Company may not amend an Award granted under the Plan to reduce its exercise price per share, cancel and regrant new Awards with lower prices per share than the original prices per share of the cancelled Awards, or cancel any Awards in exchange for cash or the grant of replacement Awards with an exercise price that is less than the exercise price of the original Awards, essentially having the effect of a repricing, without approval by the Company’s stockholders.

(b)          No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c)          No suspension or termination of the Plan (including termination of the Plan under Section 14, above) shall adversely affect any rights under Awards already granted to a Grantee without his or her consent.

16.         Reservation of Shares.

(a)          The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b)          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17.         No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or a Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

18.         No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

19.         Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. Any Award exercised before stockholder approval is obtained shall be rescinded if stockholder approval is not obtained within the time prescribed, and Shares issued on the exercise of any such Award shall not be counted in determining whether stockholder approval is obtained.

20.         Information to Grantees. The Company shall provide to each Grantee, during the period for which such Grantee has one or more Awards outstanding, such information as required by Rule 701(e) promulgated under the Securities Act of 1933, as amended.

21.         Effect of Section 162(m) of the Code. To the extent that the Administrator determines as of the date of grant of an Award that (i) the Award is intended to qualify as Performance-Based Compensation and (ii) the Award is not exempt from the application of Section 162(m) of the Code, such Award shall not be effective until any stockholder approval required under Section 162(m) of the Code has been obtained.

22.         Electronic Delivery. The Administrator may, in its sole discretion, decide to deliver any documents related to any Stock Rights granted under the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company or to request a Grantee’s consent to participate in the Plan by electronic means. Each Grantee hereunder consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company, and such consent shall remain in effect throughout Grantee’s term of employment or service with the Company and any Related Entity and thereafter until withdrawn in writing by Grantee.

23.         Data Privacy. The Administrator may, in its sole discretion, decide to collect, use and transfer, in electronic or other form, personal data as described in this Plan or any Award for the exclusive purpose of implementing, administering and managing participation in the Plan. Each Grantee hereunder acknowledges that the Company holds certain personal information about Grantee, including, but not limited to, name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, details of all Awards awarded, cancelled, exercised, vested or unvested, for the purpose of implementing, administering and managing the Plan (the “Data”). Each Grantee hereunder further acknowledges that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan and that these third parties may be located in jurisdictions that may have different data privacy laws and protections, and Grantee authorizes such third parties to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the recipient or the Company may elect to deposit any shares of Common Stock acquired upon any Award.

24.         Compliance with Section 409A. To the extent that the Administrator determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the effective date of the Plan. Notwithstanding any provision of the Plan to the contrary, in the event that following the effective date of the Plan the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the effective date of the Plan), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (1) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (2) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

25.         Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

26.         Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

VENTRUS BIOSCIENCES, INC.

99 Hudson Street, 5th Floor

New York, New York 10013

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

July 9, 2014

The undersigned hereby appoints Mark Auerbach and Myron Holubiak and each of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Ventrus Biosciences, Inc., a Delaware corporation, held of record by the undersigned on May 14, 2014, at the Annual Meeting of Stockholders to be held at the company’s headquarters at 99 Hudson Street, 5th Floor, New York, New York, on Wednesday, July 9, 2014 at 10:00 a.m., or at any adjournment(s) thereof. The following proposals to be brought before the meeting are more specifically described in the accompanying proxy statement.

(1)	To approve the issuance of 20,322,760 shares of Ventrus common stock and options to purchase 2,829,740 shares of Ventrus common stock in connection with the acquisition of Assembly Pharmaceuticals, Inc.

☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN

(2)	To approve an amendment to the company’s Amended and Restated Certificate of Amendment to effect a reverse stock split of the company’s issued and outstanding common stock at a ratio of one-for-five (1:5) and to change the name of the company to “Assembly Biosciences, Inc.”

☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN

(3)	Election of Directors:

☐ FOR ALL NOMINEES LISTED BELOW	☐ WITHHOLD AUTHORITY TO VOTE FOR
(except as marked to the contrary below)	ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THOSE NOMINEES’ NAMES BELOW:

Anthony Altig	Mark Auerbach	Russell H. Ellison, M.D.
Myron Z. Holubiak	Derek Small	Richard DiMarchi
William Ringo

(4)	To approve the Ventrus Biosciences, Inc. 2014 Stock Incentive Plan.

☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN

(5)	To ratify the appointment of EisnerAmper LLP as the independent registered public accounting firm of the company for the fiscal year ending December 31, 2014:

☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN

(6) In their discretion, to vote upon such other matters as may properly come before the meeting:

☐ GRANT AUTHORITY	☐ WITHHOLD AUTHORITY

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made this proxy will be voted for management’s slate of nominees for director listed above, for Proposals 1, 2, 4 and 5, and in the discretion of the proxies named herein on any other matter as may properly come before the meeting.

___________________________________________

Signature

___________________________________________

Signature, if held jointly

Please date and sign exactly as your name appears on your stock certificate. Joint owners should each sign. Trustees, custodians, executors and others signing in a representative capacity should indicate that capacity.

Date: ________________________________, 2014

Please mark, sign, date and return this proxy card promptly using the enclosed envelope whether or not you plan to be present at the meeting. If you attend the meeting, you can vote either in person or by your proxy.